1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

 Proxy statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the registrant [ X ]

Filed by a party other than the registrant [   ]

Check the appropriate box:
[   ]    Preliminary proxy statement.
[X]      Definitive proxy statement.
[   ]    Definitive additional materials.
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12. [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                          UCI MEDICAL AFFILIATES, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):
         [X ]     No fee required.

                          UCI MEDICAL AFFILIATES, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MARCH 7, 2007


         The 2007 annual meeting of stockholders of UCI Medical Affiliates, Inc. will be held at The Capital City Club, 1201 Main Street, 25th Floor, Columbia, South Carolina, on Wednesday, March 7, 2007, beginning at 11:00 a.m. eastern time, for the following purposes:

     (1) To elect two directors for a three-year term to expire at the 2010 annual meeting of stockholders;

(2) To approve the appointment of Scott McElveen, L.L.P., Certified Public Accountants, as our independent auditors for the fiscal year ending September 30, 2007;

     (3) To consider and vote upon a proposal to adopt the 2007 Equity Incentive Plan;

     (4) To consider and vote upon a proposal to adopt the 2007 Non-Employee Directors Stock Plan; and

     (5) To transact any other business that properly comes before the annual meeting or any adjournment of the meeting.

         Only holders of record of our common stock at the close of business on January 8, 2007 are entitled to notice of, and to vote at, the annual meeting or any adjournment of the meeting.

         You are cordially invited and urged to attend the annual meeting in person, but if you are unable to do so, please date, sign, and promptly return your proxy in the enclosed, self-addressed, postage-paid envelope. If you attend the annual meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.

         Each stockholder who attends the meeting may be asked to present valid picture identification, such as a driver's license or passport. Stockholders attending the meeting and holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.


                                           By Order of the Board of Directors,



                                                     D. Michael Stout, M.D.
                                                     President and Chief
                                                     Executive Officer

Columbia, South Carolina
January 25, 2007

                                                           1

PROXY STATEMENT.....................................................................................................1
ABOUT THE MEETING...................................................................................................1
         What is the purpose of the annual meeting?.................................................................1
         Who is entitled to vote at the meeting.....................................................................1
         What are the voting rights of the holders of our common stock?.............................................1
         Who can attend the meeting?................................................................................1
         What constitutes a quorum?.................................................................................1
         How do I vote?.............................................................................................2
         Can I change my vote after I return my proxy card?.........................................................2
         What vote is required to approve each item?................................................................2
         Who bears the cost of this proxy statement and who may solicit proxies?....................................3
ELECTION OF DIRECTORS...............................................................................................3
RATIFICATION OF APPOINTMENT OF AUDITORS.............................................................................3
APPROVAL OF 2007 EQUITY INCENTIVE PLAN..............................................................................4
APPROVAL OF 2007 NON-EMPLOYEE DIRECTORS STOCK PLAN..................................................................7
OTHER BUSINESS......................................................................................................8
STOCK OWNERSHIP.....................................................................................................8
         Who are the largest owners of our stock, and how much stock do our directors and executive officers own?...8
         Section 16(a) Beneficial Ownership Reporting Compliance....................................................9
GOVERNANCE OF THE COMPANY..........................................................................................10
         Who are the current members of the Board?.................................................................10
         Important Information Regarding Directors.................................................................10
         What is the role of the Board's committees?...............................................................12
         How does the Board select nominees for the Board?.........................................................12
         How often did the Board meet during fiscal year 2005?.....................................................13
         How are directors compensated?............................................................................13
         Does the company have a code of ethics?...................................................................13
         How do stockholders communicate with the Board?...........................................................14
         What related party transactions exist?....................................................................14
AUDIT COMMITTEE REPORT.............................................................................................16
FEES TO INDEPENDENT AUDITORS.......................................................................................17
EXECUTIVE COMPENSATION.............................................................................................18
         Compensation Committee Report On Executive Compensation...................................................19
         Compensation Committee Interlocks and Insider Participation...............................................19
         Employment Contracts......................................................................................20
         Executive Compensation Summary Table......................................................................20
         Fiscal Year End Option Values.............................................................................20
         Securities Authorized for Issuance Under Equity Compensation Plan.........................................21
COMPARISON OF CUMULATIVE TOTAL RETURNS.............................................................................21
ADVANCE NOTICE PROCEDURES..........................................................................................22
ANNUAL REPORT ON FORM 10-K.........................................................................................24
MISCELLANEOUS......................................................................................................24

                          UCI MEDICAL AFFILIATES, INC.
                               4416 Forrest Drive
                         Columbia, South Carolina 29206


                                 PROXY STATEMENT

         This proxy statement contains information related to the 2007 annual meeting of our stockholders to be held at The Capital City Club, 1201 Main Street, 25th Floor, Columbia, South Carolina, on Wednesday, March 7, 2007 at 11:00 a.m. eastern time, and at any adjournment of the meeting. We are mailing this proxy statement to stockholders on or about January 30, 2007.


                                ABOUT THE MEETING

What is the purpose of the annual meeting?

         At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the ratification of our independent auditors, the approval of the 2007 Equity Incentive Plan, and the approval of the 2007 Non-Employee Directors Stock Plan. In addition, management will report on our performance and respond to questions from stockholders.

Who is entitled to vote at the meeting?

         Only stockholders of record at the close of business on January 8, 2007, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting, or any adjournment of the meeting.

What are the voting rights of the holders of our common stock?

         Cumulative voting for the election of directors is not available under our Certificate of Incorporation. Consequently, each outstanding share of our common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

Who can attend the meeting?

         Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and one guest may accompany each stockholder. Because seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 10:30 a.m. eastern time. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport. If you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. We will not permit cameras, recording devices, or other electronic devices at the meeting.

What constitutes a quorum?

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock on the record date constitutes a quorum, permitting the meeting, or any adjournment of the meeting, to take place. As of the record date, approximately 251 stockholders held of record 9,830,297 issued and outstanding shares of our common stock. Consequently, the presence of the holders of common stock representing at least 4,915,149 votes will be required to establish a quorum.

         We will consider directions to withhold authority to vote for directors, abstentions, and broker non-votes to be present in person or by proxy and entitled to vote. Therefore, we will count these shares for purposes of determining whether a quorum is present at the annual meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.)

         If a quorum is not present or represented at the annual meeting, the stockholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Our directors, officers, and regular employees may solicit proxies for the reconvened meeting in person or by mail, telephone, or telegraph. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to us, the individuals designated by the Board of Directors on the proxy card as proxy holders will vote it as you direct. If you are a holder of record as of the record date and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

         Unless you give other instructions on your proxy card, the designated proxy holders will vote in accordance with the Board's recommendations set forth below. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised at the annual meeting by (i) delivering to our Corporate Secretary a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the annual meeting, or (iii) attending the annual meeting and voting in person. Please note that your attendance at the meeting will not automatically revoke your proxy. You must specifically revoke your proxy. Whether or not you plan to attend the annual meeting, you are urged to sign and return the enclosed proxy.

What vote is required to approve each item?

         Election of Directors. The two nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the annual meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote. You cannot vote, in person or by proxy, for a greater number of persons than two, the number of nominees named in the proxy.

         Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.

         Street Name. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

Who bears the cost of this proxy statement and who may solicit proxies?

         We will bear the cost of preparing, assembling, and mailing this proxy statement and the form of proxy. Our directors, officers, and employees may also solicit proxies personally or by mail, telephone, or telegram. No compensation will be paid for these solicitations. In addition, we may request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward our proxy solicitation materials to the beneficial owners of our common stock held of record by these entities, and we will reimburse their reasonable forwarding expenses.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Our Certificate of Incorporation provides for a classified Board of Directors so that, as nearly as possible, one-third of the members of the Board are elected at each annual meeting to serve until the third annual stockholders' meeting after their election. The Board consists of seven directorships divided into two classes of two and one class of three. The Board proposes two individuals, Jean E. Duke, CPA and Timothy L. Vaughn, CPA, as nominees to serve from the date of their election at the annual meeting until the 2010 annual meeting of stockholders, or until their successors shall have been earlier elected and qualified.

         Each of the nominees is currently a member of the Board, and all the nominees were recommended by our Nominating Committee. Each of these nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the persons named as proxy holders on the attached proxy card may designate a substitute nominee in accordance with their best judgment. In that case, the proxy holders will vote for the substitute nominee. For additional information on each of these nominees, see the information set forth later in this proxy statement under the heading "Governance of the Company."

         Terms Expiring in 2010:  Jean E. Duke, CPA and Timothy L. Vaughn, CPA.

         The Board recommends that stockholders vote "FOR" each of the persons listed above.


                                  PROPOSAL TWO
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Scott McElveen, L.L.P., as independent auditors for the fiscal year ending September 30, 2007, subject to stockholder ratification. If the stockholders do not ratify this appointment, the Board of Directors upon recommendation of the Audit Committee will consider other certified public accountants. We describe services of Scott McElveen, L.L.P., to us and our subsidiaries below under the heading "Fees to Independent Auditors." We provide additional information relating to our Audit Committee below under the heading "Audit Committee Report."

         We expect a representative of Scott McElveen, L.L.P., to be in attendance at the annual meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

         The Board recommends that stockholders vote "FOR" the ratification of Scott McElveen, L.L.P., as our independent auditors for fiscal year ending September 30, 2007.


                                 PROPOSAL THREE
                     APPROVAL OF 2007 EQUITY INCENTIVE PLAN

         There will be presented to the meeting a proposal to adopt the 2007 Equity Incentive Plan (the "Incentive Plan"). The Company's prior incentive stock plans have expired. The Board of Directors believes stock options and other stock-based incentives play an important role in attracting and retaining the services of outstanding personnel and in encouraging such employees to have a greater financial investment in the Company (although the Incentive Plan does not necessarily require them to hold for investment the stock received under the Incentive Plan). The Board of Directors has approved the Incentive Plan and directed that it be submitted to the stockholders for approval.

The proposed Incentive Plan is set forth in Appendix A. Primary aspects of the proposed Incentive Plan are as follows:

General Information

         Incentive Plan Administration. The Incentive Plan is administered by the Compensation Committee of the Board of Directors, which is comprised of non-employee Directors, none of whom may receive any awards under the Incentive Plan (the "Committee"). The Committee establishes the terms and conditions of awards granted under the Incentive Plan, subject to certain limitations in the Incentive Plan. The Committee may delegate to the chief executive officer or other executive officers of the Company certain authority under the Incentive Plan, including the authority to grant awards to eligible employees who are not officers subject to Section 16 of the Securities Exchange Act of 1934. As of December 31, 2006, there are approximately 817 individuals eligible to participate in the Incentive Plan.

         Eligible Employees. The Committee may grant incentive stock options within the meaning of the Internal Revenue Code of 1986, nonqualified stock options, stock appreciation rights, performance share awards and restricted stock grants to regular employees of the Company, its subsidiaries, joint ventures, joint venture partners or affiliates who are designated by the Committee. No employee may receive grants under this Incentive Plan in any given year which, singly or in the aggregate, cover more than 100,000 shares of the common stock of the Company.

         Shares Available. The aggregate number of shares of the common stock of the Company that may be issued or transferred to grantees under the Incentive Plan shall not exceed 1,000,000 shares. If there is a stock split, stock dividend or other relevant change affecting the Company's shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price of all outstanding grants made before such event. If shares under a grant are not issued or transferred, those shares would again be available for inclusion in future grants. Payment of cash in lieu of shares would be considered an issuance or transfer of the shares. On January 10, 2007, the closing price of the common stock of the Company was $3.06.

Grants Under the Incentive Plan

         Stock Options. The Committee may grant options qualifying as incentive stock options under the Internal Revenue Code of 1986, other statutory stock options and nonqualified stock options. The term of an option shall be fixed by the Committee, but shall not exceed ten years. In the case of death of an optionee, under some circumstances, an option may extend for eleven years. The option price shall not be less than the fair market value of the common stock of the Company on the date of grant.

         Stock Appreciation Rights. The Committee may grant stock appreciation rights ("SARs") either singly or in combination with an underlying stock option under the Incentive Plan. The Term of a SAR shall be fixed by the Committee. SARs entitle the grantee to receive the same economic value that would have been derived from exercise of an option. Payment may be made in cash, in shares or a combination of both at the discretion of the Committee. If a SAR granted in combination with an underlying stock option is exercised, the right under the underlying option to purchase shares would terminate.

         Performance Share Awards. The Committee may grant Performance Share Awards under which payment may be made in shares of the common stock of the Company, a combination of shares and cash or cash if the performance of the Company or any subsidiary, division, affiliate or joint venture of the Company selected by the Committee meets certain goals established by the Committee during an award period. The Committee would determine the goals, the length of an award period, the maximum payment value of an award and the minimum performance required before a payment would be made. The Committee may revise the goals and the computation of payment at any time to account for unforeseen events which occur during an award period and which have substantial effect on the performance of the Company, subsidiary or division. In order to receive payment, a grantee must remain in the employ of the Company until the completion of the award period, except that the Committee may provide complete or partial exceptions to that requirement as it deems equitable.

         Restricted Stock Grants. The Committee may also award shares under a Restricted Stock Grant. The grant would set forth a restriction period during which the grantee must remain in the employ of the Company in order to retain the shares under grant. If the grantee's employment terminates during the period, the grant would terminate and the grantee would be required to return the shares to the Company. However, the Committee may provide complete or partial exceptions to this requirement as it deems equitable. The grantee could not dispose of the shares prior to the expiration of the restriction period. During this period, the grantee would be entitled to vote the shares and, at the discretion of the Committee, receive dividends. Each certificate would bear a legend giving notice of the restrictions in the grant.

         Other Share-Based Awards. The Committee also may grant shares of the common stock of the Company ("Share Awards") on the terms and conditions it determines in its discretion. Share Awards may be in addition to, or in lieu of, cash or other compensation due the grantee. Restricted Stock, Performance Share Awards and Share Awards may not exceed, in the aggregate, 1,000,000 shares of the common stock of the Company.

U.S. Federal Income Tax Consequences

     Following is an explanation of the U.S. federal income tax consequences for grantees who are subject to tax in the United States. State, local, and foreign tax laws are not discussed.

     Stock Options. The grant of an incentive stock option or a nonqualified stock option would not result in income for the grantee or a deduction for the Company.

         The exercise of a nonqualified stock option would result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding would be required.

         The exercise of an incentive stock option would not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of the Company or a subsidiary of the Company from the date of grant and through and until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

         If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee would recognize ordinary income and the Company would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion would be taxable as long-term or short-term capital gain.

         SARs and Performance Share Awards. The grant of a SAR or a Performance Share Award would not result in income for the grantee or a deduction for the Company. Upon the exercise of a SAR or the receipt of shares or cash under a Performance Share Award, the grantee would recognize ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares plus any cash received. Income tax withholding would be required.

         Restricted Stock Grants. The grant of Restricted Stock should not result in income for the grantee or in a deduction for the Company for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a "substantial risk of forfeiture" as intended by the Company. If there are no such restrictions, the grantee would recognize ordinary income upon receipt of the shares. Any dividends paid to the grantee while the stock remained subject to restriction would be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee would receive ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares at the time of lapse. Income tax withholding would be required.

         Share Awards. If Share Awards are in the nature of shares of the common stock of the Company (as opposed to phantom stock), they generally would be taxable as ordinary income equal to the aggregate of their fair market value when the grant is not subject to a substantial risk of forfeiture. If in the form of phantom stock, Share Awards generally would be taxable as ordinary income equal to the aggregate of their fair market value when convertible to cash or shares that are not subject to a substantial risk of forfeiture. In all events, the Company would be entitled to a deduction for the amount included in the grantee's income.

Other Information

         If approved by Company stockholders, the Incentive Plan will be effective March 7, 2007 and will terminate on March 6, 2017, unless terminated earlier by the Board of Directors or extended by the Board with the approval of the stockholders. The Board may amend the Incentive Plan as it deems advisable but, if the Securities Exchange Act of 1934 requires the Company to obtain stockholder approval, then such approval will be sought. Unless approved by stockholders or as specifically otherwise required by the Incentive Plan (for example, in the case of a stock split), no adjustments or reduction of the exercise price of any outstanding incentive may be made in the event of a decline in stock price, either by reducing the exercise price of outstanding incentives or by cancelling outstanding incentives in connection with regranting incentives at a lower price to the same individual. Options are not assignable or transferable except for limited circumstances upon a grantee's death, or pursuant to rules that may be adopted by the Committee. The Committee may establish rules and procedures to permit a grantee to defer recognition of income or gain for incentives under the Incentive Plan.

         Employees who will participate in the Incentive Plan in the future and the amounts of their allotments are to be determined by the Committee subject to any restrictions outlined above. Since no such determinations have yet been made, it is not possible to state the terms of any individual options which may be issued under the Incentive Plan or the names or positions of, or respective amounts of the allotment to, any individuals who may participate.

         The Board recommends that stockholders vote "FOR" the approval of the 2007 Equity Incentive Plan.

                                  PROPOSAL FOUR
               APPROVAL OF 2007 NON-EMPLOYEE DIRECTORS STOCK PLAN

         There will be presented to the meeting a proposal to adopt the 2007 Non-Employee Directors Stock Plan (the "Directors Plan"). The Company's prior non-employee director plans have expired. The Board of Directors of the Company (the "Board") believes stock options and other stock-based incentives play an important role in attracting and retaining the services of outstanding non-employee members of the Board. The Company believes that the Directors Plan will promote the interests of the Company and its stockholders because it allows non-employee directors to have a greater personal financial stake in the Company through ownership of the common stock of the Company, in addition to underscoring their common interest with the stockholders in increasing value of the common stock of the Company over the long term. The Board has approved the Directors Plan and directed that it be submitted to the stockholders for approval.

The proposed Directors Plan is set forth in Appendix B. Primary aspects of the proposed Directors Plan are as follows:

General Information

         Directors Plan Administration. The Directors Plan is administered by the Board which establishes the terms and conditions of awards granted under the Directors Plan, subject to certain limitations in the Directors Plan. As of December 31, 2006, there are seven individuals eligible to participate in the Directors Plan.

         Eligible Directors. The Board may grant nonqualified stock options and restricted stock grants to directors of the Company who are not employees of the Company or its subsidiaries. No director may receive grants under this Directors Plan in any given year which, singly or in the aggregate, cover more than 10,000 shares of the common stock of the Company.

         Shares Available. The aggregate number of shares of the common stock of the Company that may be issued or transferred to grantees under the Directors Plan shall not exceed 100,000 shares. If there is a stock split, stock dividend or other relevant change affecting the Company's shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price of all outstanding grants made before such event. If shares under a grant are not issued or transferred, those shares would again be available for inclusion in future grants. Payment of cash in lieu of shares would be considered an issuance or transfer of the shares. On January 10, 2007, the closing price of the common stock of the Company was $3.06.

Grants Under the Directors Plan

         Stock Options. The Board may grant nonqualified stock options. The term of an option shall be fixed by the Board, but shall not exceed ten years. The option price shall not be less than the fair market value of the common stock of the Company on the date of grant.

         Restricted Stock Grants. The Board may also award shares under a Restricted Stock Grant. The grant would set forth a restriction period during which the grantee must remain an active member of the Board in order to retain the shares under grant. If the grantee's service on the Board terminates during the period, the grant would terminate and the grantee would be required to return the shares to the Company. However, the Board may provide complete or partial exceptions to this requirement as it deems equitable. The grantee could not dispose of the shares prior to the expiration of the restriction period. During this period, the grantee would be entitled to vote the shares and, at the discretion of the Board, receive dividends. Each certificate would bear a legend giving notice of the restrictions in the grant.

U.S. Federal Income Tax Consequences

     Following is an explanation of the U.S. federal income tax consequences for grantees who are subject to tax in the United States. State, local, and foreign tax laws are not discussed.

         Stock Options. The exercise of a nonqualified stock option would result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding would be required.

         Restricted Stock Grants. The grant of Restricted Stock should not result in income for the grantee or in a deduction for the Company for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a "substantial risk of forfeiture" as intended by the Company. If there are no such restrictions, the grantee would recognize ordinary income upon receipt of the shares. Any dividends paid to the grantee while the stock remained subject to restriction would be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee would receive ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares at the time of lapse. Income tax withholding would be required.

Other Information

         If approved by Company stockholders, the Directors Plan will be effective March 7, 2007 and will terminate on March 6, 2017, unless terminated earlier by the Board of Directors or extended by the Board with the approval of the stockholders. The Board may amend the Directors Plan as it deems advisable but, if the Securities Exchange Act of 1934 requires the Company to obtain stockholder approval, then such approval will be sought. Unless approved by stockholders or as specifically otherwise required by the Directors Plan (for example, in the case of a stock split), no adjustments or reduction of the exercise price of any outstanding incentive may be made in the event of a decline in stock price, either by reducing the exercise price of outstanding incentives or by cancelling outstanding incentives in connection with regranting incentives at a lower price to the same individual. Options are not assignable or transferable except for limited circumstances upon a grantee's death, or pursuant to rules that may be adopted by the Board. The Board may establish rules and procedures to permit a grantee to defer recognition of income or gain for incentives under the Directors Plan.

         Non-employee directors who will participate in the Directors Plan in the future and the amounts of their allotments are to be determined by the Board subject to any restrictions outlined above. Since no such determinations have yet been made, it is not possible to state the terms of any individual options which may be issued under the Directors Plan or the names or positions of, or respective amounts of the allotment to, any individuals who may participate.

         The Board recommends that stockholders vote "FOR" the approval of the 2007 Non-Employee Directors Stock Plan.


                                 OTHER BUSINESS

         As of the date of this proxy statement, our Board knows of no other matter to come before the annual meeting. However, if any matter requiring a vote of the stockholders should arise, the Board designees intend to vote the proxy in accordance with the Board's recommendation, or in the absence of a Board recommendation, in accordance with their best judgment.


                                 STOCK OWNERSHIP

     Who are the largest owners of our stock, and how much stock does our directors and executive officers own?

         The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of January 8, 2007. Information is presented for (i) stockholders owning more than five percent of the outstanding common stock as indicated in their respective Schedule 13D filings as filed with the Securities and Exchange Commission as of January 8, 2007, (ii) each of our directors, each nominee for director, and each of our executive officers individually, and (iii) all of our directors and executive officers, as a group. The percentages are calculated based on 9,830,297 shares of common stock outstanding on January 8, 2007.

                                                                                 Shares
                                                                              Beneficially
                                  Name                                         Owned (1)            Percentage
------------------------------------------------------------------------- -----------------         -------------
Blue Cross Blue Shield of South Carolina (2)...................................6,726,019                  68.42
Harold H. Adams, Jr. ..............................................................2,500                         *
Joseph A. Boyle, CPA...................................................................0                         0
Jean E. Duke, CPA..................................................................2,000                         *
Thomas G. Faulds (3).............................................................. 5,000                         *
John M. Little, Jr., M.D...............................................................0                         0
Charles M. Potok (3)...............................................................5,000                         *
Timothy L. Vaughn, CPA.................................................................0                         0
D. Michael Stout, M.D. (4).......................................................382,985                    3.90
Jerry F. Wells, Jr., CPA ..............................................................0                         0
All current directors and executive officers
    As a group (9 persons).......................................................397,485                    4.04

* Amount represents less than 1.0 percent.

(1) Beneficial ownership reflected in the table is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise specified, each of the stockholders named in the table has indicated to us that such stockholder has sole voting and investment power with respect to all shares of common stock beneficially owned by that stockholder.

(2) The business address of the named beneficial owner is I-20 at Alpine Road, Columbia, SC 29219. The shares reflected in the table are held of record by BlueChoice HealthPlan ("BlueChoice") [formerly known as Companion HealthCare Corporation `CHC'] 6,107,838 shares and Companion Property & Casualty Corporation ("CP&C") 618,181 shares, wholly owned subsidiaries of Blue Cross Blue Shield of South Carolina.

(3) All shares are issuable pursuant to currently exercisable stock options.

     (4) Includes 78,825 shares issuable pursuant to currently exercisable stock options and 10,000 shares held by Dr. Stout's spouse, Paulette J. Stout.


Section 16(a) Beneficial Ownership Reporting Compliance

         Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and officers complied during our fiscal year-ended September 30, 2006 with the filing requirements under Section 16(a) of the 1934 Act.
                            GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

         The following table identifies the names, ages, Board term expiration, and committee memberships of our Board members as of the date of this proxy:

           Name                         Age       Term          Audit        Compensation    Nominating
           ----                         ---           --------
                                                  Expiring In   Committee    Committee       Committee
           Harold H. Adams, Jr.         59        2009               *                            **
           Joseph A. Boyle, CPA         52        2008              **                               *
           Jean E. Duke, CPA            51        2007(1)            *                               *
           Thomas G. Faulds             65        2008
           John M. Little, Jr., M.D.    56        2008                             *
           Charles M. Potok             57        2009                             **
           Timothy L. Vaughn, CPA       42        2007(1)                          *

(1) This director is nominated for re-election at the 2007 annual meeting of stockholders for a term expiring at the annual meeting expected to be held in 2010. * Member ** Chairman

Important Information Regarding Directors

     Director Nominees for Terms Expiring at the Annual Meeting Expected to be Held in 2010:

         Jean E. Duke, CPA, 51, has served as the Chief Financial Officer of SRC, an Aetna Company since October 2006. From December 2004 until October 2006, she owned a consulting business providing services primarily for insurance and financial organizations. Prior to that, Ms. Duke was affiliated with Colonial Life & Accident Insurance Company, serving in the roles of Senior Vice President, Customer & Information Services, and President & Chief Financial Officer, from August 2002 to December 2004. Ms. Duke is a certified public accountant. A graduate of Leadership Columbia, she was named the Financial Executive of the Year by the Columbia chapter of the Institute of Management Accountants, the Distinguished Young Alumni by the Moore School of Business, and was honored with the Tribute to Women and Industry award by the Young Women's Christian Association. Ms. Duke has held leadership and board positions with many professional and business organizations as well as continuing to be active in numerous community organizations. Ms. Duke was elected as a director at the annual meeting of stockholders in 2004.

         Timothy L. Vaughn, CPA, 42, has served as Chief Financial Officer of BlueChoice HealthPlan (formerly known as Companion HealthCare Corporation) since January 2000, and Vice President of Underwriting of BlueChoice HealthPlan since October 2005. He served as TRICARE Contracts Manager for Blue Cross Blue Shield of South Carolina from 1997 to 2000. This federal program provided health benefits administration for military dependents and retirees across the nation. Mr. Vaughn is a certified public accountant and has been named a Fellow in both the Academy of Healthcare Management and Life Management Institute and is currently serving as Corporate Secretary and Treasurer of EAP Alliance, Inc. in Columbia, South Carolina. He is a member of numerous professional and civic organizations. Mr. Vaughn was most recently elected as a director at the annual meeting of stockholders in 2004.

Directors Whose Terms Expire at the Annual Meeting Expected to be Held in 2009:

     Harold H. Adams, Jr., 59, has served as one of our directors since June 1994 and as Chairman and owner of Adams and Associates International and Southern Insurance Managers since June 1992. Additionally, Mr. Adams is Chairman and part owner of Custom Assurance Placements, Ltd., since its inception in February 2005. He served as President of Adams Eaddy and Associates, an independent insurance agency, from 1980 to 1992. In November 2006, Mr. Adams' firms merged with Arthur J. Gallagher Risk Management Services, Inc. He remains on as Chairman of this division. Mr. Adams has been awarded the Chartered Property Casualty Underwriter designation and is currently a member of the President's Board of Visitors of Charleston Southern University in Charleston, South Carolina. He has received numerous professional awards as the result of over 34 years of involvement in the insurance industry and is a member of many professional and civic organizations. Mr. Adams was most recently reelected as a director at the annual meeting of stockholders in 2006.

         Charles M. Potok, 57, has served as our Chairman of the Board since February 2003, and has served as one of our directors since September 1995. He has served as Executive Vice President and Chief Operating Officer of Companion Property and Casualty Company, a wholly-owned subsidiary of Blue Cross Blue Shield of South Carolina, since March 1984 and, as President of Companion Property and Casualty Company since April 2002. Mr. Potok is an Associate of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Mr. Potok serves on many business and civic boards and is currently President of the IndianWaters Council of the Boy Scouts of America. Mr. Potok was most recently reelected as a director at the annual meeting of stockholders in 2006.


Directors Whose Terms Expire at the Annual Meeting Expected to be Held in 2008:

     Joseph A. Boyle, CPA, 52, has served as the President and Chief Executive Officer of Affinity Technology Group, Inc. since January 2000 and as its Chairman since March 2001. Mr. Boyle served as Affinity's Senior Vice President and Chief Financial Officer from September 1996 until January 2000 and as Chairman and Chief Executive Officer of Surety Mortgage, Inc., a wholly owned subsidiary of Affinity, from December 1997 until December 2001. Mr. Boyle is a certified public accountant and from January 2005 until June 2006 has served as Chief Operating Officer of Community Resource Mortgage, Inc., a wholly owned subsidiary of Community Bancshares, Inc. From April 2003 to August 2004, Mr. Boyle was a partner in the accounting firm of Elliott Davis, LLC. From June 1982 until August 1996, Mr. Boyle was employed by Price Waterhouse, LLP and from 1993 until 1996 was a partner in its Kansas City, Missouri office where he specialized in the financial services industry. Mr. Boyle was most recently reelected as a director at the annual meeting of stockholders in 2005.

     Thomas G. Faulds, 65, has served as President and Chief Operating Officer of the Blue Cross Blue Shield Division of Blue Cross and Blue Shield of South Carolina ("BCBS") since 1998, and also serves as the senior officer responsible for six subsidiaries: BlueChoice HealthPlan, Planned Administrators, Inc., Companion Benefits Alternatives, Inc., Alpine Agency, Inc., Thomas H. Cooper & Company and CIMR. He has been employed by BCBS since March, 1972. Mr. Faulds previously served as a director for UCI Medical Affiliates, Inc. ("UCI") between August 1996 and June 2003. On December 13, 2005, Ashby M. Jordan, M.D. resigned from the Board of Directors of UCI, and the Board of Directors appointed Mr. Faulds to UCI's Board of Directors as of December 13, 2005 to serve for Dr. Jordan's unexpired term.

     John M. Little, Jr., M.D., MBA, 56, has served as one of our directors since August 1998 and is currently the Vice President for HealthCare Services and Chief Medical Officer for Blue Cross Blue Shield of South Carolina. Dr. Little also served in the same position at BlueChoice HealthPlan (formerly known as Companion HealthCare Corporation) from 1994 to 2000. Prior to joining BlueChoice HealthPlan (formerly known as Companion HealthCare Corporation) in 1994, Dr. Little served as Assistant Chairman for Academic Affairs, Department of Family Practice, Carolinas Medical Center, Charlotte, North Carolina from 1992 to 1994. Dr. Little was most recently reelected as a director at the annual meeting of stockholders in 2005.

What is the role of the Board's committees?

         The Board has standing Audit, Compensation and Nominating Committees.

         Audit Committee. We describe the functions of the Audit Committee under the heading "Report of the Audit Committee." The Audit Committee operates under a written Charter. All of the members of the Audit Committee are independent within the meaning of SEC regulations. The Board of Directors has determined that Mr. Boyle and Ms. Duke are financial experts, as that term is defined in
Item 401(h)(2) of Regulation S-K under the Exchange Act. The Audit Committee met four times during the fiscal year ended September 30, 2006.

         Compensation Committee. We describe the functions of the Compensation Committee under the heading of "Report of Compensation Committee." The Compensation Committee met one time during the fiscal year ended September 30, 2006.

         Nominating Committee. The Nominating Committee makes recommendations to the Board with respect to the size and composition of the Board, reviews the qualifications of potential candidates for election as director, and recommends director nominees to the Board. All of the members of the Nominating Committee are independent within the meaning of SEC regulations. The Nominating Committee operates under a written Charter. The Nominating Committee met one time during the fiscal year ended September 30, 2006.

How does the Board select nominees for the Board?

         The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify our corporate Secretary in writing with whatever supporting material the stockholder considers appropriate, as long as the material includes at a minimum pertinent information concerning the nominee's background and experience. The Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our Certificate relating to stockholder nominations as described below under the heading "Advance Notice Provisions."

         Once the Nominating Committee has identified a prospective nominee, the Nominating Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. The Committee bases this initial determination on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The Committee also bases this initial determination primarily on the need for additional Board members to fill vacancies and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

         If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee's background and experience. The Committee then evaluates the prospective nominee against the standards and qualifications set out in its Charter, including without limitation independence, strength of character, business or financial expertise, current or recent experience as an officer or leader of another business, experience as a director of another public company, regulatory compliance knowledge, industry trend knowledge, product/service expertise, practical wisdom, mature judgment, time availability (including the number of other boards he or she sits on in the context of the needs of the board and the company and including time to develop and/or maintain sufficient knowledge of the company and its industry), geography, age, and gender and ethnic diversity on the board.

         In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, if warranted, the Committee makes a recommendation to the Board as to the persons who should be nominated by the Board. The Board determines the nominees after considering the recommendation and report of the Committee.

How often did the Board meet during fiscal year 2006?

         Our Board held a total of four meetings during our fiscal year ended September 30, 2006. No directors attended fewer than seventy-five percent of the aggregate of: (1) the total of these Board meetings; and (2) the total number of meetings of the committees upon which the director served. All our current directors attended our 2006 annual stockholder meeting. We expect our directors to dedicate sufficient time, energy, and attention to ensure the diligent performance of his or her duties, including attending our stockholder meetings and the meetings of the Board and its Committees on which he or she serves.

How are directors compensated?

         Currently, members of our Board receive the following retainer fees:
$6,000 per fiscal year for the Chairman, $5,000 per year for Committee members, and $4,000 per year for all other members of the Board. We also reimburse directors for out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors of our company.

         During the fiscal year ended September 30, 1997, we adopted a Non-Employee Director Stock Option Plan (the "1997 Non-Employee Plan"). The 1997 Non-Employee Plan provided for the granting of options to non-employee directors for the purchase of 20,000 shares of our common stock at the fair market value as of the date of grant. Under this plan, we issued 5,000 options each to Thomas
G. Faulds, Ashby M. Jordan, M.D., and Charles M. Potok. These options are exercisable during the period commencing on March 28, 2000 and ending on March 28, 2007. On January 10, 2007, Mr. Faulds exercised his 5,000 options. On January 25, 2007, Dr. Jordan and Mr. Potok's stock options were outstanding and exercisable.

Does the company have a code of ethics?

         We adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have filed a copy of this code as an Exhibit to our annual report on Form 10-K.

How do stockholders communicate with the Board?

         Stockholders and other parties interested in communicating directly with the Board may do so by addressing correspondence to our Chairman of the Board at the address indicated on page one of this proxy statement. Stockholders and other parties interested in communicating directly with individual Board members may do so by addressing correspondence to the individual Board member at the address indicated on page one of this proxy statement. The corporate Secretary or his designee will review all such correspondence and regularly forward to the Board a summary of the correspondence and copies of the correspondence that, in the opinion of the corporate Secretary, deals with the functions of the Board or its committees or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the company that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be addressed to the attention of our Audit Committee.

What related party transactions exist?

         Administrative Services Agreements

         As used in this proxy statement, the term UCI-SC refers to UCI Medical Affiliates of South Carolina, Inc., our wholly-owned subsidiary; the term DC-SC refers to Doctors Care P.A., a professional corporation affiliated with us; the term DC-TN refers to Doctor's Care of Tennessee, P.C., a professional corporation affiliated with us; the term PPT refers to Progressive Physical Therapy, P.A., a professional corporation affiliated with us; the term COSM refers to Carolina Orthopedic & Sports Medicine, P.A., a professional corporation affiliated with us; and the term P.A. refers collectively to DC-SC, DC-TN, PPT and COSM.

         UCI-SC has entered into Administrative Services Agreements with each of the P.A. Under these Administrative Services Agreements, which have an initial term of forty years, UCI-SC performs all non-medical management for the P.A. and has exclusive authority over all aspects of the business of the P.A. (other than those directly related to the provision of patient medical services or as otherwise prohibited by state law). The non-medical management provided by UCI-SC includes, among other functions, treasury and capital planning, financial reporting and accounting, pricing decisions, patient acceptance policies, setting office hours, contracting with third party payors, and all administrative services. UCI-SC provides all of the resources (systems, procedures and staffing) to bill third party payors or patients, and provides all of the resources (systems, procedures and staffing) for cash collection and management of accounts receivables, including custody of the lockbox where cash receipts are deposited. From the cash receipts, UCI-SC pays all physician and physical therapist salaries, and all other operating costs of the centers and of UCI-SC. UCI-SC sets compensation guidelines for the licensed medical professionals at the P.A. and establishes guidelines for establishing, selecting, hiring, and firing of the licensed medical professionals. UCI-SC also negotiates and executes substantially all of the provider contracts with third party payors, with the P.A. executing certain of the contracts at the request of a minority of payors. UCI-SC does not loan or otherwise advance funds to any P.A. for any purpose.

         During our fiscal years ended September 30, 2006 and 2005, the P.A. received an aggregate of approximately $63,672,000 and $56,642,000, respectively, in fees prior to deduction by the P.A. of their payroll and other related deductible costs covered under the Administrative Services Agreements. For accounting purposes, we combine the operations of the P.A. with our operations, as reflected in our consolidated financial statements.

         D. Michael Stout, M.D. is the sole shareholder of DC-SC, DC-TN and COSM, and since November 1, 2002, has served as the President and Chief Executive Officer of UCI, UCI-SC, DC-SC and DC-TN. Since its incorporation on April 1, 2005, Dr. Stout has served as the President of COSM. Prior to November 1, 2002, Dr. Stout was the Executive Vice President of Medical Affairs for UCI and UCI-SC, and was the President of DC-SC and DC-TN. Barry E. Fitch, P.T. is the sole shareholder of PPT and has served as its President since the incorporation of PPT on April 5, 2005.

         Other Transactions with Related Parties

         As of January 8, 2007, BlueChoice HealthPlan ("BlueChoice") [formerly known as Companion Healthcare Corporation `CHC'], a wholly owned subsidiary of Blue Cross Blue Shield of South Carolina ("BCBS"), owns 6,107,838 shares of our common stock and Companion Property and Casualty Insurance Company ("CP&C"), another wholly owned subsidiary of BCBS, owns 618,181 shares of our common stock, which combine to approximately 68.42 percent of our outstanding common stock. The following is a historical summary of purchases of our common stock by BCBS subsidiaries from us.



              Date            Blue Cross Blue Shield of South                          Price            Total
            Purchased                     Carolina                     Number           per           Purchase
                                         Subsidiary                   of Shares        Share            Price
       -------------------  -------------------------------------   --------------  ------------  ------------------
                            BlueChoice HealthPlan
            12/10/93                                             *      333,333        $1.50          $ 500,000
                            BlueChoice HealthPlan
            06/08/94                                             *      333,333        3.00            1,000,000
                            BlueChoice HealthPlan
            01/16/95                                             *      470,588        2.13            1,000,000
                            BlueChoice HealthPlan
            05/24/95                                             *      117,647        2.13              250,000
                            BlueChoice HealthPlan
            11/03/95                                             *      218,180        2.75              599,995
                            BlueChoice HealthPlan
            12/15/95                                             *      218,180        2.75              599,995
                            BlueChoice HealthPlan
            03/01/96                                             *      315,181        2.75              866,748

            06/04/96        Companion Property and Casualty             218,181        2.75              599,998

            06/23/97        Companion Property and Casualty             400,000        1.50              600,000

         *BlueChoice HealthPlan ("BlueChoice") [formerly known as Companion HealthCare Corporation `CHC'].

         Our common stock acquired by BlueChoice and CP&C was purchased pursuant to exemptions from the registration requirements of federal securities laws available under Section 4(2) of the 1933 Act. Consequently, the ability of the holders to resell such shares in the public market is subject to certain limitations and conditions. BlueChoice and CP&C purchased these shares at share prices below market value at the respective dates of purchase in part as a consequence of the lower issuance costs incurred by us in the sale of these unregistered securities and in part as consequence of the restricted nature of the shares. BlueChoice and CP&C have the right to require registration of the stock under certain circumstances as described in the respective stock purchase agreements.

         From time to time, BlueChoice has purchased additional shares of our common stock directly from other stockholders of the company. We were not a party to those transactions.

         BlueChoice and CP&C have the option to purchase as many shares from us as may be necessary for BCBS and its subsidiaries in the aggregate to obtain and maintain ownership of 48 percent of the outstanding common stock. To the extent either of these BCBS subsidiaries exercises its right in conjunction with a sale of voting stock by us, the price to be paid by such entity is the average price to be paid by the other purchasers in that sale. Otherwise, the price is the average closing bid price of our voting stock on the ten trading days immediately preceding the election by a BCBS subsidiary to exercise its purchase rights. Consequently, to the extent either of the BCBS subsidiaries elects to exercise any or a portion of its rights under these anti-dilution agreements, the sale of shares of common stock to a BCBS subsidiary will have the effect of reducing the percentage voting interest in us represented by a share of the common stock.

         During the fiscal year ended September 30, 1998, UCI-SC entered into a capital lease purchase agreement with BCBS for a new billing and accounts receivable system, which includes computer equipment, for an aggregate purchase price of $1,253,000. UCI-SC has the option to purchase the equipment at the end of the lease term for $1. The lease obligation recorded at September 30, 2006 is $453,000, which includes lease addenda. We believe the terms of the lease purchase agreement to be no more or less favorable to UCI-SC than the terms that would have been obtainable through arm's-length negotiations with unrelated third parties for a similar billing and accounts receivable system, which includes computer equipment.

         During the fiscal year ended September 30, 1994, UCI-SC entered into an agreement with CP&C pursuant to which UCI-SC, through DC-SC, acts as the primary care provider for injured workers of firms carrying worker's compensation insurance through CP&C. Additionally, during the fiscal year ended September 30, 1995, UCI-SC executed a $400,000 note payable to CP&C payable in monthly installments of $4,546 (including 11 percent interest) from April 1, 1995 to March 1, 2010. We believe the terms of the agreement with CP&C to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

         UCI-SC, through DC-SC, provides services to members of a health maintenance organization operated by BlueChoice who have selected DC-SC as their primary care provider. We believe the terms of the agreement with BlueChoice to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.


                             AUDIT COMMITTEE REPORT

         The Audit Committee's charter, revised as of June 9, 2005, specifies that the purpose of the Committee is to oversee and monitor:

         (1) the integrity of the company's accounting and financial reporting process, including the financial reports and other financial information provided by the company to the public,

         (2) the independence and qualifications of the company's external auditor,

         (3)      the performance of the company's external auditor,

         (4) the company's system of internal accounting and financial controls,

         (5) the company's system of public and private disclosure controls, and the company's compliance with laws, regulations, and the company's Code of Ethics and any other code of ethics applicable to the company.

         The full text of the Charter is attached to this Proxy Statement as Appendix C. In carrying out its responsibilities, the Audit Committee, among other things

         (1) monitors preparation of quarterly and annual financial reports by our management;

         (2) supervises the relationship between us and our independent auditors, including: having direct responsibility for our auditor's appointment, compensation, and retention; reviewing the scope of our auditor's audit services; approving significant non-audit services; and confirming the independence of our auditors; and

         (3) oversees management's implementation and maintenance of effective systems of internal and disclosure controls.

         The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions with our independent auditors and with our internal auditors.

         As part of its oversight of our financial statements, the Committee reviewed and discussed with both management and our independent auditors the audited consolidated financial statements for the year ended September 30, 2006. Management advised the Committee that these financial statements had been prepared in accordance with generally accepted accounting principles. The discussions with Scott McElveen, L.L.P. also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statement on Auditing Standards No. 90, including the quality of our accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in our financial statements. The Committee also discussed with Scott McElveen, L.L.P. matters relating to Scott McElveen L.L.P.'s independence, including a review of audit and non-audit fees and the written disclosures and letter from Scott McElveen, L.L.P. to the Committee as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         Based on the above-described discussions and reviews, the Audit Committee recommended to the Board that the Board approve the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended September 30, 2006 for filing with the Securities and Exchange Commission.

         Submitted by the Audit Committee of the Board of Directors.

         Joseph A. Boyle, CPA, Chairman
         Harold H. Adams, Jr.
         Jean E. Duke, CPA

                          FEES TO INDEPENDENT AUDITORS

         The following table presents for the fiscal years ending September 30, 2006 and 2005 under the heading: (1) "Audit Fees," the aggregate fees billed for professional services rendered by Scott McElveen, L.L.P. for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q and for services that are normally provided by Scott McElveen, L.L.P. in connection with our statutory and regulatory filings or engagements; (2) "Audit-Related Fees," the aggregate fees billed for assurance and related services by Scott McElveen, L.L.P. that are reasonably related to the performance of the audit or review of our financial statements; and, (3) "Tax Fees," the aggregate fees billed for professional services rendered by Scott McElveen, L.L.P. for tax compliance, tax advice, and tax planning.

                                           Fiscal              Fiscal
                                           Year 2006           Year 2005
                                           -----------         -----------
                                           -----------         -----------
Audit Fees(1)                              $88,000             $81,000
Audit Related Fees(2)                          8,500           $  8,000
Tax Fees(3)                                  15,000            $14,000

(1) Includes primarily fees relating to the audit of the Company's annual financial statements and for reviews of the financial statements included in the Company's reports on Form 10-Q.

     (2) Includes fees for services related to the audit of the Company's 401(k) Plan and Form 5500 preparation.

3     Includes fees related to tax compliance, and tax advice.

         The Audit Committee pre-approved all audit related services, tax services, and other services and concluded that provision of these services was compatible with maintaining Scott McElveen, L.L.P.'s independence in conducting its audit services.


                             EXECUTIVE COMPENSATION

Executive Officers

         The following individuals constitute our executive officers:

Name                                Age              Offices Held

D. Michael Stout, M.D. 61 President and Chief Executive Officer Jerry F. Wells, Jr., CPA 44 Executive Vice President, Chief Financial Officer
                                                     and Secretary

         D. Michael Stout, M.D., 61, has served as Executive Vice President of Medical Affairs of UCI and Doctors Care, P.A. ("DC-SC") since 1985 and as President and Chief Executive Officer of UCI, UCI-SC, DC-SC and Doctors Care of Tennessee, P.C. since November 1, 2002, and of COSM since April 5, 2005. He is Board Certified in Emergency Medicine and is a member of the American College of Emergency Physicians, the Columbia Medical Society, and the American College of Physician Executives. He graduated from Brown University Medical School in 1980 and practiced medicine for Doctors Care since 1983. Dr. Stout is the Treasurer of the Board of Directors of the South Carolina Campaign to Prevent Teen Pregnancy and serves on the Board of Directors for the local chapter of Habitat for Humanity.

         Jerry F. Wells, Jr., CPA, 44, has served as our Executive Vice President and Chief Financial Officer since he joined us in February 1995 and as our Corporate Secretary since December 1996. He has served as Executive Vice President of Finance, Chief Financial Officer and Corporate Secretary of UCI-SC since December 1996, the Corporate Secretary of DC-SC since December 1996, and the Corporate Secretary of COSM and PPT since April 5, 2005. Prior to joining us, he served as a Senior Manager and consultant for PricewaterhouseCoopers LLP from 1985 until February 1995. Mr. Wells is a certified public accountant and is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants, and the North Carolina CPA Association.

Compensation Committee Report On Executive Compensation

         The Compensation Committee of the Board of Directors generally determines the compensation of our executive officers. This committee reviews and recommends to the Board the salaries and other compensation of all of our officers and directors. The Compensation Committee also administers our Stock Incentive Plans. The following report is being furnished with respect to certain compensation paid or awarded to our executive officers during the fiscal year ended September 30, 2006.

         General Policies. Our compensation program is intended to enable us to attract, motivate, reward, and retain the management talent to achieve corporate objectives and thereby increase shareholder value. Our policy is to provide incentives to senior management to achieve both short-term and long-term objectives. To attain these objectives, our executive compensation program is composed of a base salary, incentive compensation and stock options.

         Base Salary. Base salaries for Dr. Stout and Mr. Wells were determined by a subjective assessment of the executive officer's performance, in light of the officer's responsibilities and position with us and our performance during prior periods. In evaluating our overall performance, the primary focus is on financial performance for the relevant annual period measured by operating income. The Committee also considers the recommendations of the Chief Executive Officer (except in the case of his own compensation); to the extent available, the salary norms for persons in comparable positions at comparable companies; and the person's experience. The Committee reviews base salaries from time to time and adjusts them appropriately.

         Incentive Compensation. The Compensation Committee determines cash bonuses for all executive officers and awards the bonuses only if we, or any applicable subsidiary or business unit, achieve performance objectives. We designed our long-term incentive compensation for executive officers to focus management's attention on our future. We provide long-term compensation through grants of stock options. The number of stock options granted is based upon the executive's salary, performance, and responsibilities. Each executive officer also receives additional compensation through standard benefit plans available to all employees, including but not limited to matching contributions pursuant to a 401(k) plan, paid vacation, and group health, life, and disability insurance. The Compensation Committee believes each of these benefits is an integral part of the overall compensation program that helps to ensure that our executive officers receive competitive compensation.

         Stock Options. Executive compensation includes the grant of stock options in order to more closely align the interests of the executive with the long-term interests of the shareholders.

         Submitted by the Compensation Committee of the Board of Directors.

         Charles M. Potok, Chairman
         John M. Little, Jr., M.D.
         Timothy L. Vaughn, CPA

Compensation Committee Interlocks and Insider Participation

         None of the members of the Compensation Committee is or has been our executive officer or employee or an executive officer or employee of any of our subsidiaries. None of the members of the Compensation Committee is or has been a member of the compensation committees of another entity. None of our executive officers are or have been a member of the compensation committee, or a director, of another entity.

Employment Contracts

         We have not entered into employment agreements with our Executive Officers.

Executive Compensation Summary Table

         The following table summarizes for each of the indicated years the compensation earned by each of our executive officers, as that term is defined by Securities and Exchange Commission rules, whose annual compensation from us for all services provided to us or our subsidiaries during any of the indicated years exceeded $100,000.

                           Summary Compensation Table


                                                                                    Long Term
                                              Annual Compensation                  Compensation

                                                                                    Securities
                                                                                    Underlying          All Other
Name and Principal Position         Fiscal Year    Salary (1)    Bonus (1)           Options           Compensation
---------------------------         -----------    ----------    ---------           -------           ------------

D. Michael Stout, M.D.                  2006      $308,000      $101,000                    0                  0
President and                           2005        278,100         94,000                  0                  0
Chief Executive Officer                 2004        261,000         81,000                  0                  0

Jerry F. Wells, Jr., CPA                2006      $195,800      $  86,000                   0                  0
Executive Vice President,               2005        183,900         70,000                  0                  0
Chief Financial Officer,                2004        166,100         59,000                  0                  0
 and Corporate Secretary


(1) Amounts included under the heading "Salary" and "Bonus" include compensation from both UCI-SC and DC-SC. The remuneration described in the table above does not include our cost of benefits furnished to certain officers that were extended in connection with the conduct of our business. The amount of such benefits accrued for each of the named executives in each of the years reflected in the table did not exceed 10% of the total annual salary and bonus reported for such executive in such year.


Fiscal Year End Option Values

The following table sets forth certain information with respect to unexercised options to purchase our common stock held at September 30, 2006. None of the named executive officers exercised any options during the fiscal year ended September 30, 2006. Additionally, no options were granted to any officer or director during the fiscal year ended September 30, 2006.


                                                   2006 Fiscal Year End
                                                       Option Values


                                                               Number of Securities
                                                                    Underlying                   Value of Unexercised
                                                              Unexercised Options at                 In-the-Money
                                                                  Fiscal Year End           Options at Fiscal Year End (1)
                                                            ----------------------------   ---------------------------------


                              Shares
                           Acquired on         Value
Name                         Exercise         Realized     Exercisable   Unexercisable      Exercisable     Unexercisable
----                         --------         --------     -----------   -------------      -----------     -------------

D. Michael Stout, M.D.
President and                                $1,562.50        78,825           0              $236,475            $0
Chief Executive Officer       1,000



                                            $108,699.06

Jerry F. Wells, Jr., CPA
Executive Vice
President,  Chief                           $108,699.06         0              0                 $0               $0
Financial Officer, and        84,825
Corporate Secretary


(1) The value amount in the table has been calculated on the basis of the $3.00 per share closing price of our stock on September 30, 2006.

Securities Authorized for Issuance Under Equity Compensation Plan

         The following table provides information about our common stock authorized for issuance under all of our existing equity compensation plans as of September 30, 2006.

                                                                                               Number of securities
                                                                                             remaining available for
                                       Number of securities                                   future issuance under
                                        to be issued upon           Weighted-average           equity compensation
                                           exercise of             exercise price of             plans [excluding
                                       outstanding options,       outstanding options,       securities reflected in
          Plan category                warrants and rights        warrants and rights              column (a)]
----------------------------------    -----------------------    -----------------------     -------------------------
----------------------------------    -----------------------    -----------------------     -------------------------
                                               (a) (b) (c)
Equity compensation plans
approved by security holders                 240,650                      2.27                          0

Equity compensation plans not
approved by security holders
                                                --                         --                           --
                                      -----------------------    -----------------------     -------------------------
                                      -----------------------    -----------------------     -------------------------

     Total                                   240,650                      2.27                          0
                                      =======================    =======================     =========================


                     COMPARISON OF CUMULATIVE TOTAL RETURNS

         The following graph compares cumulative total shareholder return of UCI's common stock over a five-year period with The NASDAQ Stock Market (US) Index and with a Peer Group of companies for the same period. Total shareholder return represents stock price changes and assumes the reinvestment of dividends. The graph assumes the investment of $100 on September 30, 2001.






                          Insert Performance Graph Here










                                                                   Fiscal Year Ended
                                   -----------------------------------------------------------------------------------
                                    09/30/01      09/30/02       09/30/03       09/30/04      09/30/05      09/30/06
                                   -----------    ----------    -----------     ----------    ----------    ----------
UCI Medical Affiliates, Inc.           100.00         83.87         383.87         383.87        925.81        967.74
Peer Group                             100.00         72.84         109.35         135.62        194.15        225.48
NASDAQ Market Index                    100.00         80.46         123.30         130.73        148.72        157.54

         The members of the Peer Group are Continucare Corporation, IntegraMed America, Inc., Pediatrix Medical Group, Inc., and Metropolitan Health Networks. The returns of each company in the Peer Group have been weighted according to their respective stock market capitalization for purposes of arriving at a Peer Group average. The prices of UCI's common stock used in computing the returns reflected above are the average of the high and low bid prices reported for UCI's common stock during the fiscal year ended on such dates.

                            ADVANCE NOTICE PROCEDURES

         Proposals Considered for Inclusion in 2008 Proxy Statement. If you would like to have a proposal considered for inclusion in the proxy statement for the 2008 annual meeting, we must receive your written proposal at the address on the cover of this proxy statement, attention Corporate Secretary, no later than September 25, 2007. Each stockholder submitting proposals for inclusion in the proxy statement must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, including without limitation being the holder of at least $2,000 in market value, or 1%, of the securities entitled to be voted on the proposal at the annual meeting for at least one year by the date the stockholder submits the proposal and continue to hold those securities through the date of the 2008 annual meeting.

         Other Proposals for Consideration at the 2008 Annual Meeting. If you wish to submit a proposal for consideration at the 2008 annual meeting, but which will not be included in the proxy statement for the meeting, we must receive your proposal in accordance with our bylaws, as amended. Our bylaws require timely advance written notice of any proposals to be presented at an annual meeting of stockholders. For a notice to be timely, it must be received at our principal offices at the address on the cover of this proxy statement sixty days, but not more than ninety days, prior to the anniversary date of the immediately preceding annual meeting of stockholders. In other words, proposals for the 2008 annual meeting must be received by at least January 7, 2008, but not prior to December 8, 2007. However, if the 2008 annual meeting is not held within thirty days before or after March 7, 2008, then for the notice by the stockholder to be timely, it must be received at our principal offices at the address on the cover of this proxy statement not later than the close of business on the tenth day following the date on which the notice of the 2008 annual meeting was actually mailed. The notice must give: (a) a brief description of the business desired to be brought before the 2008 annual meeting (including the specific proposal(s) to be presented) and the reasons for conducting the business at the 2008 annual meeting; (b) the name and address, as they appear on our books, of the stockholder(s) proposing the business; (c) the class and number of shares that are held beneficially, but not held of record, by the proposing stockholder(s) as of the record date for the 2008 annual meeting, if the date has been made publicly available, or as of a date within ten days of the effective date of the notice by the proposing stockholder(s) if the record date has not been made publicly available, and (d) any interest of the proposing stockholder(s) in the business. Stockholders desiring to make proposals to be presented at the 2008 annual meeting are directed to these requirements as more specifically set forth in our bylaws, as amended, a copy of which is available upon request to our Corporate Secretary at the address listed on the cover of this proxy statement. The chairman of the 2008 annual meeting may exclude from the meeting any matters that are not properly presented in accordance with these bylaw requirements.

         Notification of Nominations for Election to the Board of Directors. Notwithstanding the foregoing, our Bylaws state that nominations for the election of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of Directors. As set forth in our Bylaws, any stockholder entitled to vote for the election of Directors at an annual meeting of stockholders may nominate persons for election as Directors only if written notice of such stockholder's intent to make such nomination is given, by certified mail, postage prepaid, to the Secretary of the Corporation and received at the principal offices of the Corporation at the address on the cover of this proxy statement not less than sixty days nor more than ninety days prior to the anniversary date of the immediately preceding annual meeting of stockholders. In other words, such nominations for the 2008 annual meeting must be received by at least January 7, 2008, but not prior to December 8, 2007. However, if the 2008 annual meeting is not held within thirty days before or after March 7, 2008, then for the notice by the stockholder to be timely, it must be received by our Secretary of our principal offices at the address on the cover of this proxy statement not later than the close of business on the tenth day following the date on which the notice of the 2008 annual meeting was actually mailed. As set forth in our Bylaws, any stockholder entitled to vote for the election of Directors may nominate persons for election of Directors to be held at a special meeting of stockholders only if written notice of such stockholder's intent to make such nomination is given, by certified mail, postage prepaid, to the Secretary of the Corporation and received at the principal offices of the Corporation at the address on the cover of this proxy statement not less than ten days following the date on which notice of such special meeting of stockholders is first given to the stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination, as they appear on our books, (b) the class and number of shares beneficially owned by such stockholder, (c) a representation that such stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (d) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder, (e) with respect to each nominee, (i) the nominee's name and age, (ii) the nominee's occupation and business address and telephone number, (iii) the nominee's residence address and telephone number, (iv) the number of shares of each class of our stock held directly or beneficially by the nominee, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (e) the consent of each nominee to serve as a Director of the Corporation if elected. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to our Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in our Bylaws. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and should he or she so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.


                           ANNUAL REPORT ON FORM 10-K

         A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2006, which was filed with the Securities and Exchange Commission on December 22, 2006, accompanies this proxy statement. Stockholders to whom this proxy statement is mailed who desire an additional copy of the Form 10-K may obtain one without charge by making written request to Jerry F. Wells, Jr., Chief Financial Officer, 4416 Forest Drive, Columbia, South Carolina 29206.


                                  MISCELLANEOUS

         The information referred to under the captions "Compensation Committee Report on Executive Compensation", "Performance Graph" and "Audit Committee Report" (to the extent permitted under the Securities Exchange Act of 1934): (i) shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, and (ii) notwithstanding anything to the contrary that may be contained in any filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933, shall not be deemed to be incorporated by reference in any such filing.

                                           By Order of the Board of Directors,


                                                     D. Michael Stout, M.D.
                                                     President and Chief
                                                     Executive Officer

Columbia, South Carolina
January 25, 2007

                                   APPENDIX A








[GRAPHIC OMITTED]
                          UCI MEDICAL AFFILIATES, INC.
                           2007 EQUITY INCENTIVE PLAN
                          (Adopted as of March 7, 2007)
[GRAPHIC OMITTED]

                          UCI MEDICAL AFFILIATES, INC.
                           2007 EQUITY INCENTIVE PLAN
                          (Adopted as of March 7, 2007)
1.       Purpose

This 2007 Equity Incentive Plan (the "Plan"), effective as of March 7, 2007, is established by UCI Medical Affiliates, Inc. ("UCI" or the "Company"), to use Common Stock in UCI ("Common Stock") as a tool to encourage employees of UCI and its subsidiaries, its affiliates and its joint ventures to work together to increase the overall value of UCI Common Stock. UCI believes the Plan will serve the interests of UCI and its stockholders because it allows employees to have a greater personal financial interest in UCI through ownership of its Common Stock, the right to acquire its Common Stock, or other Plan Awards and Rights that are measured and paid based on UCI's performance. These Plan features should, in turn, stimulate employees' efforts on UCI's behalf, and maintain and strengthen their desire to remain with UCI. UCI also believes the Plan will assist in the recruitment of employees. The types of equity Incentives under this Plan include:
         (a)......Incentive Stock Options;
         (b)......Nonqualified Stock Options;
         (c)......Stock Appreciation Rights;
         (d)......Restricted Stock Grants;
         (e)......Performance Shares;
         (f)......Share Awards; and
         (g)......Phantom Stock Awards.
2.       Administration

The Plan shall be administered by the Compensation Committee of the Board of Directors of UCI (the "Committee"). A Director of UCI may serve on the Committee only if he or she (i) is a "Non-Employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
(ii) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code (the "Code"). The Committee shall be responsible for the administration of the Plan including, without limitation, determining which Eligible Employees receive Incentives, the types of Incentives they receive under the Plan, the number of shares covered by Incentives granted under the Plan, and the other terms and conditions of such Incentives. Determinations by the Committee under the Plan including, without limitation, determinations of the Eligible Employees, the form, amount and timing of Incentives, the terms and provisions of Incentives and the writings evidencing Incentives, need not be uniform and may be made selectively among Eligible Employees who receive, or are eligible to receive, Incentives hereunder, whether or not such Eligible Employees are similarly situated.
The Committee shall have the responsibility of construing and interpreting the Plan, including the right to construe disputed or doubtful Plan provisions, and of establishing, amending and construing such rules and regulations as it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion and shall be final, binding and conclusive upon UCI, all Eligible Employees and any person claiming under or through any Eligible Employee. The Committee, as permitted by applicable state law, may delegate any or all of its power and authority hereunder to the Chief Executive Officer or such other senior member of management as the Committee deems appropriate; provided, however, that the Committee may not delegate its authority with regard to any matter or action affecting an officer subject to Section 16 of the Exchange Act and that no such delegation shall be made in the case of Incentives intended to be qualified as "performance-based compensation" under Section 162(m) of the Code.
3.       Eligibility

         (a) Employees. Regular full-time and part-time employees employed by UCI, its parent, if any, or its subsidiaries, its affiliates and its joint ventures, including officers, whether or not directors of UCI, and employees of a joint venture partner or affiliate of UCI who provide services to the joint venture with such partner or affiliate (each such person, an "Employee"), shall be eligible to participate in the Plan if designated by the Committee ("Eligible Employees").

     (b) Non-employees. The term "Employee" shall not include any of the following (collectively, "Excluded Persons"): a director who is not an employee or an officer; a person who is an independent contractor, or agrees or has agreed that he/she is an independent contractor; a person who has any agreement or understanding with UCI, or any of its affiliates or joint venture partners that he/she is not an employee or an Eligible Employee, even if he/she previously had been an employee or Eligible Employee; a person who is employed by a temporary or other employment agency, regardless of the amount of control, supervision or training provided by UCI or its affiliates; or a "leased employee" as defined under Section 414 (n) of the Code. An Excluded Person is not an Eligible Employee and cannot receive Incentives even if a court, agency or other authority rules that he/she is a common-law employee of UCI or its affiliates.

     (c) No Right To Continued Employment. Nothing in the Plan shall interfere with or limit in any way the right of UCI, its parent, its subsidiaries, its affiliates or its joint ventures to terminate the employment of any participant at any time, nor confer upon any participant the right to continue in the employ of UCI, its parent, its subsidiaries, its affiliates or its joint ventures. No Eligible Employee shall have a right to receive an Incentive or any other benefit under this Plan or having been granted an Incentive or other benefit, to receive any additional Incentive or other benefit. Neither the award of an Incentive nor any benefits arising under such Incentives shall constitute an employment contract with UCI, its parent, its subsidiaries, its affiliates or its joint ventures, and, accordingly, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of UCI without giving rise to liability on the part of UCI, its parent, its subsidiaries, its affiliates or its joint ventures for severance. Except as may be otherwise specifically stated in any other employee benefit plan, policy, or program, neither any Incentive under this Plan nor any amount realized from any such Incentive shall be treated as compensation for any purposes of calculating an employee's benefit under any such plan, policy, or program. 4. Term of the Plan

This Plan shall be effective as of March 7, 2007, subject to the approval of the Plan by the affirmative vote of the stockholders of UCI entitled to vote thereon at the time of such approval. No Incentive shall be granted under the Plan after March 6, 2017, but the term and exercise of Incentives granted theretofore may extend beyond that date.
5.       Incentives

Incentives under the Plan may be granted in any one or a combination of (a) Incentive Stock Options, (b) Nonqualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Stock Grants, (e) Performance Shares, (f) Share Awards and (g) Phantom Stock Awards (collectively "Incentives"). All Incentives shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Committee.
6.       Shares Available for Incentives

     (a) Shares Available. Subject to the provisions of Section 6(c) below, the maximum number of shares of Common Stock of UCI that may be issued under the Plan is One Million (1,000,000). Any shares under this Plan that are not purchased or awarded under an Incentive that has lapsed, expired, terminated or been cancelled, may be used for the further grant of Incentives under the Plan. Incentives and similar awards issued by an entity that is merged into or with UCI, acquired by UCI or otherwise involved in a similar corporate transaction with UCI are not considered issued under this Plan. Shares under this Plan may be delivered by UCI from its authorized but unissued shares of Common Stock or from issued and reacquired Common Stock held as treasury stock, or both. In no event shall fractional shares of Common Stock be issued under the Plan.
     (b) Limit on an Individual's Incentives. In any calendar year, no Eligible Employee may receive (i) Incentives covering more than One Hundred Thousand (100,000) shares of UCI's Common Stock (such number of shares shall be adjusted in accordance with Section 6(c) below), or (ii) any Incentive if such person owns more than 10 percent of the stock of UCI within the meaning of Section 422 of the Code, or (iii) any Incentive Stock Option, as defined in Section 422 of the Code, that would result in such person receiving a grant of Incentive Stock Options for stock that would have an aggregate fair market value in excess of $100,000, determined as of the time that the Incentive Stock Option is granted, that would be exercisable for the first time by such person during any calendar year.
         (c) Adjustment of Shares. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, spin off, split off, split up or other event identified by the Committee, the Committee shall make such adjustments, if any, as it may deem appropriate in (i) the number and kind of shares authorized for issuance under the Plan, (ii) the number and kind of shares subject to outstanding Incentives, (iii) the option price of Stock Options and (iv) the fair market value of Stock Appreciation Rights. Any such determination shall be final, binding, and conclusive on all parties.
7.       Stock Options

The Committee may grant options qualifying as Incentive Stock Options as defined in Section 422 of the Code, and options other than Incentive Stock Options ("Nonqualified Options") (collectively "Stock Options"). Such Stock Options shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:
         (a) Stock Option Price. The option price per share with respect to each Stock Option shall be determined by the Committee, but shall not be less than 100 percent of the fair market value of the Common Stock on the date the Stock Option is granted, as determined by the Committee.
         (b) Period of Stock Option. The period of each Stock Option shall be fixed by the Committee, provided that the period for all Stock Options shall not exceed ten years from the grant. The Committee may, subsequent to the granting of any Stock Option, extend the term thereof, but in no event shall the extended term exceed ten years from the original grant date.
     (c) Exercise of Stock Option and Payment Therefore. No shares shall be issued until full payment of the option price has been made. The option price may be paid in cash or, if the Committee determines, in shares of Common Stock or a combination of cash and shares of Common Stock. If the Committee approves the use of shares of Common Stock as a payment method, the Committee shall establish such conditions as it deems appropriate for the use of Common Stock to exercise a Stock Option. Stock Options awarded under the Plan shall be exercised through such procedure or program as the Committee may establish or define from time to time, which may include a designated broker that must be used in exercising such Stock Options. The Committee may establish rules and procedures to permit an optionholder to defer recognition of gain upon the exercise of a Stock Option.
         (d) First Exercisable Date. The Committee shall determine how and when shares covered by a Stock Option may be purchased. The Committee may establish waiting periods, the dates on which Stock Options become exercisable or "vested" and, subject to paragraph (b) of this section, exercise periods. The Committee may accelerate the exercisability of any Stock Option or portion thereof.
     (e) Termination of Employment. Unless determined otherwise by the Committee, upon the termination of a Stock Option grantee's employment (for any reason other than gross misconduct), Stock Option privileges shall be limited to the shares that were immediately exercisable at the date of such termination. The Committee, however, in its discretion, may provide that any Stock Options outstanding but not yet exercisable upon the termination of a Stock Option grantee's employment may become exercisable in accordance with a schedule determined by the Committee. Such Stock Option privileges shall expire unless exercised within such period of time after the date of termination of employment as may be established by the Committee, but in no event later than the expiration date of the Stock Option.
         (f) Termination Due to Misconduct. If a Stock Option grantee's employment is terminated for gross misconduct, as determined by UCI, all rights under the Stock Option shall expire upon the date of such termination.
         (g) Limits on Incentive Stock Options. Except as may otherwise be permitted by the Code, an Eligible Employee may not receive a grant of Incentive Stock Options for stock that would have an aggregate fair market value in excess of $100,000 (or such other amount as the Internal Revenue Service may decide from time to time), determined as of the time that the Incentive Stock Option is granted, that would be exercisable for the first time by such person during any calendar year.
8.       Stock Appreciation Rights

The Committee may, in its discretion, grant a right to receive the appreciation in the fair market value of shares of Common Stock ("Stock Appreciation Right") either singly or in combination with an underlying Stock Option granted hereunder. Such Stock Appreciation Right shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:
     (a) Time and Period of Grant. If a Stock Appreciation Right is granted with respect to an underlying Stock Option, it may be granted at the time of the Stock Option grant or at any time thereafter but prior to the expiration of the Stock Option grant. If a Stock Appreciation Right is granted with respect to an underlying Stock Option, at the time the Stock Appreciation Right is granted the Committee may limit the exercise period for such Stock Appreciation Right, before and after which period no Stock Appreciation Right shall attach to the underlying Stock Option. In no event shall the exercise period for a Stock Appreciation Right granted with respect to an underlying Stock Option exceed the exercise period for such Stock Option. If a Stock Appreciation Right is granted without an underlying Stock Option, the period for exercise of the Stock Appreciation Right shall be set by the Committee.
     (b) Value of Stock Appreciation Right. If a Stock Appreciation Right is granted with respect to an underlying Stock Option, the grantee will be entitled to surrender the Stock Option which is then exercisable and receive in exchange therefore an amount equal to the excess of the fair market value of the Common Stock on the date the election to surrender is received by UCI in accordance with exercise procedures established by UCI over the Stock Option price (the "Spread") multiplied by the number of shares covered by the Stock Option which is surrendered. If a Stock Appreciation Right is granted without an underlying Stock Option, the grantee will receive upon exercise of the Stock Appreciation Right an amount equal to the excess of the fair market value of the Common Stock on the date the election to surrender such Stock Appreciation Right is received by UCI in accordance with exercise procedures established by UCI over the fair market value of the Common Stock on the date of grant multiplied by the number of shares covered by the grant of the Stock Appreciation Right. Notwithstanding the foregoing, in its sole discretion the Committee at the time it grants a Stock Appreciation Right may provide that the Spread covered by such Stock Appreciation Right may not exceed a specified amount.
         (c) Payment of Stock Appreciation Right. Payment of a Stock Appreciation Right shall be in the form of shares of Common Stock, cash or any combination of shares and cash. The form of payment upon exercise of such a right shall be determined by the Committee either at the time of grant of the Stock Appreciation Right or at the time of exercise of the Stock Appreciation Right.
9.       Performance Share Awards

The Committee may grant awards under which payment may be made in shares of Common Stock, cash or any combination of shares and cash if the performance of UCI or its parent or any subsidiary, division, affiliate or joint venture of UCI selected by the Committee during the Award Period meets certain goals established by the Committee ("Performance Share Awards"). Such Performance Share Awards shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:
     (a) Award Period and Performance Goals. The Committee shall determine and include in a Performance Share Award grant the period of time for which a Performance Share Award is made ("Award Period"). The Committee also shall establish performance objectives ("Performance Goals") to be met by UCI, its parent, subsidiary, division, affiliate or joint venture of UCI during the Award Period as a condition to payment of the Performance Share Award. The Performance Goals may include share price, pre-tax profits, earnings per share, return on stockholders' equity, return on assets, sales, net income or any combination of the foregoing or, solely for an Award not intended to constitute "performance-based compensation" under Section 162(m) of the Code, any other financial or other measurement established by the Committee. The Performance Goals may include minimum and optimum objectives or a single set of objectives.
     (b) Payment of Performance Share Awards. The Committee shall establish the method of calculating the amount of payment to be made under a Performance Share Award if the Performance Goals are met, including the fixing of a maximum payment. The Performance Share Award shall be expressed in terms of shares of Common Stock and referred to as "Performance Shares". After the completion of an Award Period, the performance of UCI, its parent, subsidiary, division, affiliate or joint venture of UCI shall be measured against the Performance Goals, and the Committee shall determine, in accordance with the terms of such Performance Share Award, whether all, none or any portion of a Performance Share Award shall be paid. The Committee, in its discretion, may elect to make payment in shares of Common Stock, cash or a combination of shares and cash. Any cash payment shall be based on the fair market value of Performance Shares on or as soon as practicable prior to, the date of payment. The Committee may establish rules and procedures to permit a grantee to defer recognition of income upon the attainment of a Performance Share Award.
         (c)      Revision of Performance Goals. As to any Award not intended to constitute "performance-based compensation" under Section
                  162(m) of the Code, at any time prior to the end of an Award
                  Period, the Committee may revise the Performance Goals and the computation of payment if unforeseen events occur which have a substantial effect on the performance of UCI, its parent, subsidiary, division, affiliate or joint venture of UCI and which, in the judgment of the Committee, make the application of the Performance Goals unfair unless a revision is made.
         (d)      Requirement of Employment. A grantee of a Performance Share
                  Award must remain in the employ of UCI, its parent, subsidiary, affiliate or joint venture until the completion of the Award Period in order to be entitled to payment under the Performance Share Award; provided that the Committee may, in its discretion, provide for a full or partial payment where such an exception is deemed equitable.
         (e)      Dividends. The Committee may, in its discretion, at the time of the granting of a Performance Share Award, provide that any dividends declared on the Common Stock during the Award
                  Period, and which would have been paid with respect to Performance Shares had they been owned by a grantee, be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and used to increase the number of Performance
                  Shares of the grantee.
         (f)      Limit on Performance Share Awards. Incentives granted as
                  Performance Share Awards under this section, Restricted Stock
                  Grants under Section 10 and Other Share Based Awards under
                  Section 11 shall not exceed, in the aggregate, One Million
                  (1,000,000) shares of Common Stock (such number of shares shall be adjusted in accordance with Section 6(c)).
10.      Restricted Stock Grants

The Committee may award shares of Common Stock to an Eligible Employee, which shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe ("Restricted Stock Grant"):
     (a) Requirement of Employment. A grantee of a Restricted Stock Grant must remain in the employment of UCI during a period designated by the Committee ("Restriction Period") in order to retain the shares under the Restricted Stock Grant. If the grantee leaves the employment of UCI prior to the end of the Restriction Period, the Restricted Stock Grant shall terminate and the shares of Common Stock shall be returned immediately to UCI provided that the Committee may, at the time of the grant, provide for the employment restriction to lapse with respect to a portion or portions of the Restricted Stock Grant at different times during the Restriction Period. The Committee may, in its discretion, also provide for such complete or partial exceptions to the employment restriction as it deems equitable.
         (b) Restrictions on Transfer and Legend on Stock Certificates. During the Restriction Period, the grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock. Each certificate for shares of Common Stock issued hereunder shall contain a legend giving appropriate notice of the restrictions in the grant.
         (c) Escrow Agreement. The Committee may require the grantee to enter into an escrow agreement providing that the certificates representing the Restricted Stock Grant will remain in the physical custody of an escrow holder until all restrictions are removed or expire.
         (d) Lapse of Restrictions. All restrictions imposed under the Restricted Stock Grant shall lapse upon the expiration of the Restriction Period if the conditions as to employment set forth above have been met. The grantee shall then be entitled to have the legend removed from the certificates. The Committee may establish rules and procedures to permit a grantee to defer recognition of income upon the expiration of the Restriction Period.
         (e) Dividends. The Committee shall, in its discretion, at the time of the Restricted Stock Grant, provide that any dividends declared on the Common Stock during the Restriction Period shall either be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and paid to the grantee only after the expiration of the Restriction Period.
         (f) Performance Goals. The Committee may designate whether any Restricted Stock Grant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Restricted Stock Grant designated to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Goals (as defined in Section 9(a)), to the extent required by Section 162(m).
         (g) Limit on Restricted Stock Grant. Incentives granted as Restricted Stock Grants under this section, Performance Share Awards under Section 9 and Other Share Based Awards under
                  Section 11 shall not exceed, in the aggregate, One Million (1,000,000) shares of Common Stock (such number of shares shall be adjusted in accordance with Section 6(c)).
11.      Other Share-Based Awards

The Committee may grant an award of shares of common stock (a "Share Award") to any Eligible Employee on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Employee or may be in lieu of cash or other compensation to which the Eligible Employee is entitled from UCI. Incentives granted as Share-Based Awards under this section, Performance Share Awards under Section 9 and Restricted Stock Grants under Section 10 shall not exceed, in the aggregate, One Million (1,000,000) shares of Common Stock (such number of shares shall be adjusted in accordance with Section 6(c)).
12.      Transferability

Each Incentive Stock Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution; each other Incentive granted under the Plan will not be transferable or assignable by the recipient, and may not be made subject to execution, attachment or similar procedures, other than by will or the laws of descent and distribution or as determined by the Committee in accordance with regulations promulgated under the Securities Exchange Act of 1934, or any other applicable law or regulation. Notwithstanding the foregoing, the Committee, in its discretion, may adopt rules permitting the transfer, solely as gifts during the grantee's lifetime, of Stock Options (other than Incentive Stock Options) to members of a grantee's immediate family or to trusts, family partnerships or similar entities for the benefit of such immediate family members. For this purpose, immediate family member means the grantee's spouse, parent, child, stepchild, grandchild and the spouses of such family members. The terms of a Stock Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the grantee.
13.      Discontinuance or Amendment of the Plan

The Board of Directors may discontinue the Plan at any time and may from time to time amend or revise the terms of the Plan as permitted by applicable statutes, except that it may not, without the consent of the grantees affected, revoke or alter, in a manner unfavorable to the grantees of any Incentives hereunder, any Incentives then outstanding, nor may the Board amend the Plan without stockholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 under the Exchange Act, or any other requirement of applicable law or regulation. Unless approved by UCI's stockholders or as otherwise specifically provided under this Plan, no adjustments or reduction of the exercise price of any outstanding Incentives shall be made in the event of a decline in stock price, either by reducing the exercise price of outstanding Incentives or through cancellation of outstanding Incentives in connection with regranting of Incentives at a lower price to the same individual. 14. No Limitation on Compensation

     Nothing in the Plan shall be construed to limit the right of UCI to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.
15.      No Constraint on Corporate Action

Nothing in the Plan shall be construed (i) to limit, impair or otherwise affect UCI's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) except as provided in Section 13, to limit the right or power of UCI, its parent, or any subsidiary, affiliate or joint venture to take any action which such entity deems to be necessary or appropriate.
16.      Withholding Taxes

UCI shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Eligible Employee to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow an Eligible Employee to pay the amount of taxes required by law to be withheld from an Incentive by withholding from any payment of Common Stock due as a result of such Incentive, or by permitting the Eligible Employee to deliver to UCI, shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

17.......Compliance with Section 16

With respect to Eligible Employees subject to Section 16 of the Exchange Act ("Section 16 Officers"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to the
Section 16 Officers is not required in order to bring a transaction by such
Section 16 Officer into compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee and its delegees. To the extent any provision of the Plan or action by the Plan administrators involving such Section 16 Officers is deemed not to comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Section 16 Officers, to the extent permitted by law and deemed advisable by the Plan administrators.
18.      Use of Proceeds

The proceeds received by UCI from the sale of stock under the Plan shall be added to the general funds of UCI and shall be used for such corporate purposes as the Board of Directors shall direct.
19.      Governing Law

     The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of South Carolina without giving effect to the principles of conflicts of laws.
20.      Offset and Suspension of Exercise

Anything to the contrary in the Plan notwithstanding, the Plan administrators may (i) offset any Incentive by amounts reasonably believed to be owed to UCI by the grantee and (ii) disallow an Incentive to be exercised or otherwise payable during a time when UCI is investigating reasonably reliable allegations of gross misconduct by the grantee.
21.      Effect of a Change in Control

         (a)      Options.
                  1. Vesting of Options. Upon the occurrence of a Change in Control, each Stock Option which is outstanding immediately prior to the Change in Control, shall immediately become fully vested and exercisable.
     2. Post-Termination Exercise Period. If Stock Options continue to be outstanding following the Change in Control or are exchanged for or converted into Successor Options, then the portion of such Stock Options or such Successor Options, as applicable, that is vested and exercisable immediately following the termination of employment of the holder thereof after the Change in Control shall remain exercisable following such termination for five years from the date of such termination (but not beyond the remainder of the term thereof) provided, however, that, if such termination is by reason of gross misconduct, death or retirement (as these terms are applied to awards granted under the Plan), then those provisions of the Plan that are applicable to a termination by reason of gross misconduct, death or retirement shall apply to such termination.
     3. Cashout of Stock Options. If the Stock Options do not continue to be outstanding following the Change in Control and are not exchanged for or converted into Successor Options, each holder of a vested and exercisable option shall be entitled to receive, as soon as practicable following the Change in Control, for each share of Common Stock subject to a vested and exercisable option, an amount of cash determined by the Committee prior to the Change in Control but in no event less than the excess of the Change in Control Price over the exercise price thereof (subject to any existing deferral elections then in effect). If the consideration to be paid in a Change in Control is not entirely shares of common stock of an acquiring or resulting corporation, then the Committee may, prior to the Change in Control, provide for the cancellation of outstanding Stock Options at the time of the Change in Control in whole or in part for cash pursuant to this Section 21(a)(3) or may provide for the exchange or conversion of outstanding Stock Options at the time of the Change in Control in whole or in part, and, in connection with any such provision, may (but shall not be obligated to) permit holders of Stock Options to make such elections related thereto as it determines are appropriate.
         (b)      Restricted Stock Units and Performance Share Units.
                  1. Vesting of Restricted Stock Units. Upon the occurrence of a Change in Control, each unvested restricted stock unit award which is outstanding immediately prior to the Change in Control under the Plan shall immediately become fully vested.
                  2. Vesting of Performance Share Units. Upon the occurrence of a Change in Control, each unvested performance share unit award which is outstanding immediately prior to the Change in Control under the Plan shall immediately become vested in an amount equal to the PSU Pro Rata Amount.
                  3. Settlement of Restricted Stock Units and Performance Share Units.
                           (i) If the Common Stock continues to be widely held and freely tradable following the Change in Control or is exchanged for or converted into securities of a successor entity that are widely held and freely tradable, then the restricted stock units and the vested performance share units shall be paid in shares of Common Stock or such other securities as soon as practicable after the date of the Change in Control (subject to any existing deferral elections then in effect).
                           (ii) If the Common Stock does not continue to be widely held and freely tradable following the Change in Control and is not exchanged for or converted into securities of a successor entity that are widely held and freely tradable, then the restricted stock units and the vested performance share units shall be paid in cash as soon as practicable after the date of the Change in Control (subject to any existing deferral elections then in effect).
         (c)      Other Provisions.
                  1. Except to the extent required by applicable law, for the entirety of the Protection Period, the material terms of the Plan shall not be modified in any manner that is materially adverse to the Qualifying Participants (it being understood that this Section 21(c) shall not require that any specific type or levels of equity awards be granted to Qualifying Participants following the Change in Control).
                  2. During the Protection Period, the Plan may not be amended or modified to reduce or eliminate the protections set forth in Section 21(c)(1) and may not be terminated.
                  3. UCI shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) reasonably and in good faith incurred by a Qualifying Participant if the Qualifying Participant prevails on his or her claim for relief in an action
                           (x) by the Qualifying Participant claiming that the provisions of Section 21(c)(1) or 21(c)(2) of the Plan have been violated (but, for avoidance of doubt, excluding claims for plan benefits in the ordinary course) and (y) if applicable, by UCI or the Qualifying Participant's employer to enforce post-termination covenants against the Qualifying Participant.
         (d) Definitions. For purposes of this Section 21, the following terms shall have the following meanings: 1. "Change in Control" shall have the meaning set forth in Section 409A of the Code and the regulations issued thereunder.
     2. "Change in Control Price" shall mean, with respect to a share of Common Stock, the higher of (A) the highest reported sales price, of such share in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed, or on the NASDAQ quotation system, or the average of the high and low bid prices reported on the over-the-counter bulletin board, during the ten-day period prior to and including the date of a Change in Control, and (B) if the Change in Control is the result of a tender or exchange offer, merger, or other, similar corporate transaction, the highest price per such share paid in such tender or exchange offer, merger or other, similar corporate transaction; provided that, to the extent all or part of the consideration paid in any such transaction consists of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined by the Committee.
                  3. "Protection Period" shall mean the period beginning on the date of the Change in Control and ending on the second anniversary of the date of the Change in Control.
     4. "PSU Pro Rata Amount" shall mean for each Performance Share Unit award, the amount determined by multiplying (x) and (y), where (x) is the number of Target Shares subject to the Performance Share Unit award times the Assumed Performance Percentage and (y) is a fraction, the numerator of which is the number of whole and partial calendar months elapsed during the applicable performance period (counting any partial month as a whole month for this purpose) and the denominator of which is the total number of months in the applicable performance period. The Assumed Performance Percentage shall be determined by (1) averaging the ranks during the Award Period as follows: (A) as to any completed performance year as of the Change in Control, the actual rank (except that, if fewer than 90 days have elapsed since the completion of such performance year, the Target Rank shall be used), and (B) as to any performance year that is incomplete or has not yet begun as of the Change in Control, the Target Rank, (2) rounding the average rank calculated pursuant to the foregoing clause (1) to the nearest whole number using ordinary numerical rounding, and
(3) using the Final Award Percentage associated with the number determined in the foregoing clause (2). The Target Rank is the rank associated with 100% on the chart of Final Award Percentages.
                  5. "Qualifying Participants" shall mean those individuals who participate in the Plan (whether as current or former employees) as of immediately prior to the Change in Control.

                                 APPENDIX B








[GRAPHIC OMITTED]
                                        8


                          UCI MEDICAL AFFILIATES, INC.
                     2007 NON-EMPLOYEE DIRECTORS STOCK PLAN
                          (Adopted as of March 7, 2007)
[GRAPHIC OMITTED]
                                        8

                          UCI MEDICAL AFFILIATES, INC.
                     2007 NON-EMPLOYEE DIRECTORS STOCK PLAN
                          (Adopted as of March 7, 2007)
1.       Purpose

This 2007 Non-Employee Directors Stock Plan (the "Plan"), effective as of March 7, 2007, is established by UCI Medical Affiliates, Inc. ("UCI" or the "Company"), to use Common Stock of UCI ("Common Stock") as a tool to attract, retain, and compensate for service the members of the Board of Directors of UCI. UCI believes the Plan will promote the interests of UCI and its stockholders because it allows these directors to have a greater personal financial stake in the Company through the ownership of UCI Common Stock, in addition to underscoring their common interest with stockholders in increasing the value of the UCI Common Stock over the long term. The types of equity Incentives under this Plan include:
         (a)......Nonqualified Stock Options; and
         (b)......Restricted Stock Grants.
2.       Administration

The Plan shall be administered by the Board of Directors of UCI (the "Board"). The Board shall be responsible for the administration of the Plan including, without limitation, determining which Non-Employee Directors receive Incentives, the types of Incentives they receive under the Plan, the number of shares covered by Incentives granted under the Plan, and the other terms and conditions of such Incentives. Determinations by the Board under the Plan including, without limitation, determinations of the eligible Non-Employee Directors, the form, amount and timing of Incentives, the terms and provisions of Incentives and the writings evidencing Incentives, need not be uniform and may be made selectively among Non-Employee Directors who receive, or are eligible to receive, Incentives hereunder, whether or not such Non-Employee Directors are similarly situated.
The Board shall have the responsibility of construing and interpreting the Plan, including the right to construe disputed or doubtful Plan provisions, and of establishing, amending and construing such rules and regulations as it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Board, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion and shall be final, binding and conclusive upon UCI, all Non-Employee Directors and any person claiming under or through any Non-Employee Directors.
The Board, as permitted by applicable state law, may delegate any or all of its power and authority hereunder to any person or group, who may further so delegate, the Board's powers and obligations hereunder as they relate to day to day administration of the exercise process.
3.       Eligibility

All members of the Company's Board of Directors who are not current employees of the Company or any of its subsidiaries ("Non-Employee Directors") shall be eligible to participate in this Plan.

4.       Effective Date of the Plan

This Plan shall be effective as of March 7, 2007, subject to the approval of the Plan by the affirmative vote of the stockholders of UCI entitled to vote thereon at the time of such approval. No Incentive shall be granted under the Plan after March 6, 2017, but the term and exercise of Incentives granted theretofore may extend beyond that date.
5.       Incentives

Incentives under the Plan may be granted in any one or a combination of (a) Nonqualified Stock Options, and (b) Restricted Stock Grants (collectively "Incentives"). All Incentives shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Board.
6.       Shares Available for Incentives

     (a) Shares Available. Subject to the provisions of Section 6(c) below, the maximum number of shares of Common Stock of UCI that may be issued under the Plan is 100,000 shares. Any shares under this Plan that are not purchased or awarded under an Incentive that has lapsed, expired, terminated or been cancelled, may be used for the further grant of Incentives under the Plan.
Incentives and similar awards issued by an entity that is merged into or with UCI, acquired by UCI or otherwise involved in a similar corporate transaction with UCI are not considered issued under this Plan. Shares under this Plan may be delivered by UCI from its authorized but unissued shares of Common Stock or from issued and reacquired Common Stock held as treasury stock, or both. In no event shall fractional shares of Common Stock be issued under the Plan.
         (b) Limit on an Individual's Incentives. In any calendar year, no Non-Employee Director may receive Incentives covering more than 10,000 shares of UCI's Common Stock (such number of shares shall be adjusted in accordance with Section 6(c) below).
         (c) Adjustment of Shares. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, spin off, split off, split up or other event identified by the Board, the Board shall make such adjustments, if any, as it may deem appropriate in (i) the number and kind of shares authorized for issuance under the Plan, (ii) the number and kind of shares subject to outstanding Incentives, and (iii) the option price of Stock Options. Any such determination shall be final, binding, and conclusive on all parties.
7.       Stock Options

The Board may grant Nonqualified Stock Options. Such Stock Options shall be subject to the following terms and conditions and such other terms and conditions as the Board may prescribe:
         (a) Stock Option Price. The option price per share with respect to each Stock Option shall be determined by the Board, but shall not be less than 100 percent of the fair market value of the Common Stock on the date the Stock Option is granted, as determined by the Board.
         (b) Period of Stock Option. The period of each Stock Option shall be fixed by the Board, provided that the period for all Stock Options shall not exceed ten years from the grant. The Board may, subsequent to the granting of any Stock Option, extend the term thereof, but in no event shall the extended term exceed ten years from the original grant date.
     (c) Exercise of Stock Option and Payment Therefore. No shares shall be issued until full payment of the option price has been made. The option price may be paid in cash or, if the Board determines, in shares of Common Stock or a combination of cash and shares of Common Stock. If the Board approves the use of shares of Common Stock as a payment method, the Board shall establish such conditions as it deems appropriate for the use of Common Stock to exercise a Stock Option. Stock Options awarded under the Plan shall be exercised through such procedure or program as the Board may establish or define from time to time, which may include a designated broker that must be used in exercising such Stock Options. The Board may establish rules and procedures to permit an optionholder to defer recognition of gain upon the exercise of a Stock Option.
         (d) First Exercisable Date. The Board shall determine how and when shares covered by a Stock Option may be purchased. The Board may establish waiting periods, the dates on which Stock Options become exercisable or "vested" and, subject to paragraph (b) of this section, exercise periods. The Board may accelerate the exercisability of any Stock Option or portion thereof.
         (e) Termination of Service as Director. Unless determined otherwise by the Board, upon the expiration of a Stock Option grantee's term of office or resignation from the Board, Stock Option privileges shall be limited to the shares that were immediately exercisable at the date of such event. The Board, however, in its discretion, may provide that any Stock Options outstanding but not yet exercisable upon the termination of a Stock Option grantee's Board service may become exercisable in accordance with a schedule determined by the Board. Such Stock Option privileges shall expire unless exercised within such period of time after the date of termination of such Board service as may be established by the Board, but in no event later than the expiration date of the Stock Option.
8.       Restricted Stock Grants

The Board may award shares of Common Stock to a Non-Employee Director, which shares shall be subject to the following terms and conditions and such other terms and conditions as the Board may prescribe ("Restricted Stock Grant"):
     (a) Requirement of Board Service. A grantee of a Restricted Stock Grant must remain an active Board member of UCI during the period designated by the Board ("Restriction Period") in order to retain the shares under the Restricted Stock Grant. If the grantee ceases being a UCI Board prior to the end of the Restriction Period, the Restricted Stock Grant shall terminate and the shares of Common Stock shall be returned immediately to UCI provided that the Board may, at the time of the grant, provide for the Board service restriction to lapse with respect to a portion or portions of the Restricted Stock Grant at different times during the Restriction Period. The Board may, in its discretion, also provide for such complete or partial exceptions to the Board service restriction as it deems equitable.
         (b) Restrictions on Transfer and Legend on Stock Certificates. During the Restriction Period, the grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock. Each certificate for shares of Common Stock issued hereunder shall contain a legend giving appropriate notice of the restrictions in the grant.
         (c) Escrow Agreement. The Board may require the grantee to enter into an escrow agreement providing that the certificates representing the Restricted Stock Grant will remain in the physical custody of an escrow holder until all restrictions are removed or expire.
         (d) Lapse of Restrictions. All restrictions imposed under the Restricted Stock Grant shall lapse upon the expiration of the Restriction Period if the conditions set forth above have been met. The grantee shall then be entitled to have the legend removed from the certificates. The Board may establish rules and procedures to permit a grantee to defer recognition of income upon the expiration of the Restriction Period.

         (e) Dividends. The Board shall, in its discretion, at the time of the Restricted Stock Grant, provide that any dividends declared on the Common Stock during the Restriction Period shall either be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and paid to the grantee only after the expiration of the Restriction Period.
9.       Other Share-Based Awards

     The Board may grant an award of shares of common stock (a "Share Award") to any Non-Employee Director on such terms and conditions as the Board may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Non-Employee Director or may be in lieu of cash or other compensation to which the Director is entitled from UCI.
10.      Transferability

Incentives granted under the Plan will not be transferable or assignable by the recipient, and may not be made subject to execution, attachment or similar procedures, other than by will or the laws of descent and distribution or as determined by the Board in accordance with regulations promulgated under the Securities Exchange Act of 1934, or any other applicable law or regulation. Notwithstanding the foregoing, the Board, in its discretion, may adopt rules permitting the transfer, solely as gifts during the grantee's lifetime, of Stock Options to members of a grantee's immediate family or to trusts, family partnerships or similar entities for the benefit of such immediate family members. For this purpose, immediate family member means the grantee's spouse, parent, child, stepchild, grandchild and the spouses of such family members. The terms of a Stock Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the grantee.
11. Discontinuance or Amendment of the Plan

The Board may discontinue the Plan at any time and may from time to time amend or revise the terms of the Plan as permitted by applicable statutes, except that it may not, without the consent of the grantees affected, revoke or alter, in a manner unfavorable to the grantees of any Incentives hereunder, any Incentives then outstanding, nor may the Board amend the Plan without stockholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 under the Exchange Act, or any other requirement of applicable law or regulation. Unless approved by UCI's stockholders or as otherwise specifically provided under this Plan, no adjustments or reduction of the exercise price of any outstanding Incentives shall be made in the event of a decline in stock price, either by reducing the exercise price of outstanding Incentives or through cancellation of outstanding Incentives in connection with regranting of Incentives at a lower price to the same individual.
No Limitation on Compensation
Nothing in the Plan shall be construed to limit the right of UCI to establish other plans or to pay compensation to its Non-Employee Directors, in cash or property, in a manner which is not expressly authorized under the Plan. No Constraint on Corporate Action Nothing in the Plan shall be construed (i) to limit, impair or otherwise affect UCI's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) except as provided in Section 11, to limit the right or power of UCI, its parent, or any subsidiary, affiliate or joint venture to take any action which such entity deems to be necessary or appropriate.
12.      Compliance with Section 16

With respect to Non-Employee Directors subject to Section 16 of the Exchange Act ("Section 16 Officers"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to the
Section 16 Officers is not required in order to bring a transaction by such
Section 16 Officer into compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Board and its delegees. To the extent any provision of the Plan or action by the Plan administrators involving such Section 16 Officers is deemed not to comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Section 16 Officers, to the extent permitted by law and deemed advisable by the Plan administrators. 13. Use of Proceeds

The proceeds received by UCI from the sale of stock under the Plan shall be added to the general funds of UCI and shall be used for such corporate purposes as the Board of Directors shall direct.
14.      Governing Law

     The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of South Carolina without giving effect to the principles of conflicts of laws.
15.      Offset and Suspension of Exercise

Anything to the contrary in the Plan notwithstanding, the Plan administrators may (i) offset any Incentive by amounts reasonably believed to be owed to UCI by the grantee and (ii) disallow an Incentive to be exercised or otherwise payable during a time when UCI is investigating reasonably reliable allegations of gross misconduct by the grantee.
16.      Effect of a Change in Control

         (a)      Options.
                  1. Vesting of Options. Upon the occurrence of a Change in Control, each Stock Option which is outstanding immediately prior to the Change in Control, shall immediately become fully vested and exercisable.
     2. Post-Termination Exercise Period. If Stock Options continue to be outstanding following the Change in Control or are exchanged for or converted into Successor Options, then the portion of such Stock Options or such Successor Options, as applicable, that is vested and exercisable immediately following the cessation of Board service of the holder thereof after the Change in Control shall remain exercisable following such termination for five years from the date of such termination (but not beyond the remainder of the term thereof) provided, however, that, if such termination is by reason of gross misconduct, death or retirement (as these terms are applied to awards granted under the Plan), then those provisions of the Plan that are applicable to a termination by reason of gross misconduct, death or retirement shall apply to such termination.
     3. Cashout of Stock Options. If the Stock Options do not continue to be outstanding following the Change in Control and are not exchanged for or converted into Successor Options, each holder of a vested and exercisable option shall be entitled to receive, as soon as practicable following the Change in Control, for each share of Common Stock subject to a vested and exercisable option, an amount of cash determined by the Board prior to the Change in Control but in no event less than the excess of the Change in Control Price over the exercise price thereof (subject to any existing deferral elections then in effect). If the consideration to be paid in a Change in Control is not entirely shares of common stock of an acquiring or resulting corporation, then the Board may, prior to the Change in Control, provide for the cancellation of outstanding Stock Options at the time of the Change in Control in whole or in part for cash pursuant to this Section 18(a)(3) or may provide for the exchange or conversion of outstanding Stock Options at the time of the Change in Control in whole or in part, and, in connection with any such provision, may (but shall not be obligated to) permit holders of Stock Options to make such elections related thereto as it determines are appropriate.
         (b)      Restricted Stock.
                  1. Vesting of Restricted Stock. Upon the occurrence of a Change in Control, each unvested restricted stock award which is outstanding immediately prior to the Change in Control under the Plan shall immediately become fully vested.
                  2.       Settlement of Restricted Stock.
                           (i) If the Common Stock continues to be widely held and freely tradable following the Change in Control or is exchanged for or converted into securities of a successor entity that are widely held and freely tradable, then the restricted stock shall be paid in shares of Common Stock or such other securities as soon as practicable after the date of the Change in Control (subject to any existing deferral elections then in effect).
                           (ii) If the Common Stock does not continue to be widely held and freely tradable following the Change in Control and is not exchanged for or converted into securities of a successor entity that are widely held and freely tradable, then the restricted stock shall be paid in cash as soon as practicable after the date of the Change in Control (subject to any existing deferral elections then in effect).
         (c)      Other Provisions.
                  1. Except to the extent required by applicable law, for the entirety of the Protection Period, the material terms of the Plan shall not be modified in any manner that is materially adverse to the Qualifying Participants (it being understood that this Section 18(c) shall not require that any specific type or levels of equity awards be granted to Qualifying Participants following the Change in Control).
                  2. During the Protection Period, the Plan may not be amended or modified to reduce or eliminate the protections set forth in Section 18(c)(1) and may not be terminated.
                  3. UCI shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) reasonably and in good faith incurred by a Qualifying Participant if the Qualifying Participant prevails on his or her claim for relief in an action
                           (x) by the Qualifying Participant claiming that the provisions of Section 18(c)(1) or 18(c)(2) of the Plan have been violated (but, for avoidance of doubt, excluding claims for plan benefits in the ordinary course) and (y) if applicable, by UCI or the Qualifying Participant's employer to enforce post-termination covenants against the Qualifying Participant.
         (d) Definitions. For purposes of this Section 18, the following terms shall have the following meanings: 1. "Change in Control" shall have the meaning set forth in Section 409A of the Code and the regulations issued thereunder.
     2. "Change in Control Price" shall mean, with respect to a share of Common Stock, the higher of (A) the highest reported sales price, of such share in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed, or on the NASDAQ quotation system, or the average of the high and low bid prices reported on the over-the-counter bulletin board, during the ten-day period prior to and including the date of a Change in Control, and (B) if the Change in Control is the result of a tender or exchange offer, merger, or other, similar corporate transaction, the highest price per such share paid in such tender or exchange offer, merger or other, similar corporate transaction; provided that, to the extent all or part of the consideration paid in any such transaction consists of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined by the Board.
                  3. "Protection Period" shall mean the period beginning on the date of the Change in Control and ending on the second anniversary of the date of the Change in Control.
                  4. "Qualifying Participants" shall mean those individuals who participate in the Plan (whether as current or former Non-Employee Directors) as of immediately prior to the Change in Control.

                                   APPENDIX C
                          UCI Medical Affiliates, Inc.
                             Audit Committee Charter

                            Last Revised June 9, 2005

1.       PURPOSE

         The board of directors of UCI Medical Affiliates, Inc. (referred to herein as the "company") appoints the company's Audit Committee (the "Committee") to assist the company's board of directors (referred to herein as the "board") in fulfilling its oversight responsibilities for the company's accounting and financial reporting processes, the audits of the company's financial statements, and compliance by the company and its personnel with applicable legal, regulatory, and ethics programs of the company. In undertaking these activities, the Committee shall oversee and monitor:
(a) the integrity of the company's accounting and financial reporting process, including the financial reports and other financial information provided by the company to the public,

(b) the independence and qualifications of the company's external auditor,

(c) the performance of the company's external auditor,

(d) the company's system of internal accounting and financial controls,

(e) the company's system of public and private disclosure controls, and

(f) the company's compliance with laws, regulations, and the company's Senior Financial Officer Code of Ethics and any other code of ethics applicable to the company.

2. AUTHORITY

(a) Scope. The Committee has authority to conduct or authorize examinations into any matters within its scope of responsibility. It has sole authority to:

(i) Engage External Auditor: Appoint, compensate, retain, and directly oversee the work of the company's external auditor (subject to stockholder approval, if applicable).

(ii) Approve Audit and Non-Audit Services: Pre-approve all audit services and permitted non-audit services provided to the company by its external auditor (subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), which are approved by the Committee prior to completion of the audit).

                  In this connection, the Committee also has authority to:
(1) retain outside advisors, including counsel, as it determines necessary to carry out its duties.

(2) when appropriate, form and delegate to subcommittees consisting of one or more independent members, the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

(3) establish detailed pre-approval policies for permitted non-audit services.

(4) meet with company officers, external auditors, or outside counsel, as necessary.

(5) seek any information it requires from external parties or from employees of the company, each of whom is directed to cooperate with the Committee's requests.

(iii) Resolve Reporting Disagreements: Resolve any disagreements between management and the external auditor regarding financial reporting.

(iv) Address Accounting and Auditing Complaints: Receive and address all complaints received by the company regarding accounting, internal accounting controls, and auditing matters and concerns regarding questionable accounting or auditing matters.

(b) Funding of Activities. The company shall provide appropriate funding, as determined by the Committee, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review, or attest services for the company; (ii) compensation to any advisors employed by the Committee; and
(iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3. COMPOSITION

(a) Appointment. The board will appoint Committee members and the Committee chairman. The Board may replace any or all Committee members.

(b) Number of Members. The Committee will consist of at least two members of the board.

(c) Eligibility Requirements of Regulatory Authorities. In addition to any other eligibility requirements for members of the Committee set forth in this Audit Committee Charter, each Committee member shall meet the independence and experience requirements of:

(i) Section 10A(m)(3) of the Exchange Act, including Rule 10A-3 of the Exchange Act;

(ii) the Sarbanes-Oxley Act of 2002; and

(iii) the other rules and regulations of the Securities Exchange Commission (the "Commission").

(d) Independence of Each Member.

(i) Generally. Except as stated in Section 3(d)(iii) below, each Committee member shall be independent. To be independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the board, or any other board committee:

     (1) accept, directly or indirectly, any consulting , advisory, or other compensatory fees from the company; or

(2) be an affiliated person of the company or its affiliates.

                  Prohibited indirect acceptance of fees includes acceptance by a: (i) spouse; (ii) a minor child or stepchild; (iii) a child or stepchild sharing a home with the Committee member; or (iv) an entity in which such member is a partner, member, or an executive officer or managing director and which provides accounting, consulting, legal, investment banking, or financial advisory services to the company or its subsidiaries. Prohibited compensatory fees do NOT include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior services with the listed issuer (provided that such compensation is not contingent in any way on continued service).

                  Committee members that also sit on the board of directors of an affiliate of the company are exempt from 3(d)(i)(2) if the members, except for being a director on each of such boards, otherwise meet the independence requirements for each entity.

(ii) Persons NOT Independent. The following persons shall not be considered independent:(1)

     (1) A director who is, or during the past three years was, employed by the company or any of its affiliates.

(2) A director who accepts, or has an immediate family member who accepts, any payments from the company or any of its affiliates in excess of $60,000 during the current or any of the past three fiscal years, other than compensation for board service, payments arising solely from investments in the company's securities, compensation paid to an immediate family member who is a non-executive employee of the company or its affiliates, compensation received for former services as an interim chairman or chief executive officer, benefits under a tax-qualified retirement plan, non-discretionary compensation, or loans permitted under section 13(k) of the Exchange Act.

(3) A director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the company or any of its affiliates as an executive officer.

(4) A director who is, or has an immediate family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years.

(5) A director of the company who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the company's executives serve on that entity's compensation committee.

(6) A director who is, or has an immediate family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.

"Immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home (other than domestic employees).

                        (iii) Limited Exceptions. Notwithstanding the requirement that every member of the Committee be independent, as long as three members serve on the Committee, one director who is not independent as set forth in Section 121(A) of the American Stock Exchange listing requirements, but who satisfies the requirements of Rule 10A-3 under the Securities Exchange Act of 1934, and who is not a current officer or employee of the company or an immediate family member of a current officer or employee, may be appointed as a new member to the Committee if:

(1) the board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the company and its stockholders, and

(2) the board discloses, in the next annual proxy statement of the company subsequent to such determination, the nature of the relationship that makes the individual not independent and the reasons for the board's determination that membership on the Committee by the individual is required by the best interests of the company and its stockholders.

                  A director appointed to the Committee pursuant to this limited exception may not serve for in excess of two consecutive years and may not chair the Committee. Additionally, if a Committee member ceases to be independent for reasons outside the member's reasonable control, that person may remain a Committee member until the earlier of the next annual stockholders meeting or one year from the occurrence of the event that caused the member to be no longer independent.

(iv) Financial Expert. At least one member of the Committee shall satisfy the definition of, and be designed as, a "financial expert", as defined by the Commission in Regulation S-K, Item 401(h).

(e) Service on Other Audit Committees. The Committee shall direct the company to include appropriate disclosures in its Commission filings with regard to service by Committee members on the audit committees of other public companies as required by Commission rules and regulations then in effect.

4. MEETINGS

         The Committee may establish its own rules of procedure and will meet as often as such rules or the Committee otherwise determines is appropriate, but not less frequently than quarterly. The chairman of the Committee shall preside at each Committee meeting. In the absence of the appointed chairman during any Committee meeting, the Committee may designate a chairman pro tempore. All Committee members are expected to attend each meeting, in person or via telephone or videoconference. A majority of the Committee shall constitute a quorum for the conduct of business at any Committee meeting. The Committee shall act only on the affirmative vote of a majority of members at a meeting at which a quorum is present or by unanimous written consent. The Committee periodically will hold private meetings with management, the internal auditor(s), and the external auditor. The Committee may invite any officer or employee of the company, the external auditor, the company's outside legal counsel, the Committee's outside legal counsel, or others to attend meetings and provide pertinent information. The Committee chairperson will prepare agendas and provide the agendas in advance to members, along with appropriate briefing materials. A member of the Committee or a person designated by the Committee will keep minutes.


5.       RESPONSIBILITIES

         The Committee's job is one of oversight. The company's management is responsible for preparing the company's financial statements and for developing and maintaining systems of internal accounting and financial control, and the external auditor is responsible for auditing those financial statements and reviewing the internal controls. Additionally, the Committee recognizes that financial management, including the internal accounting staff, as well as the external auditors, has more time and knowledge and more detailed information concerning the company than do Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the company's financial statements or any professional certificate as to the external auditor's work. The Committee does not plan or conduct audits or determine whether the company's financial statements are complete, accurate, or in accordance with generally accepted accounting principles.

         The Committee will carry out the following responsibilities. These responsibilities are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate upon advice of advisors to the Committee given any particular circumstances:

(a) Financial Statements and Company Reports.

(i) Significant Accounting Issues. Review and discuss with management and the external auditor significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the company's selection or application of accounting principles, and recent professional, accounting, and regulatory pronouncements and initiatives, and understand their impact on the company's financial statements.

(ii) Results of the Audit. Review and discuss with management and the external auditor the results of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(iii) Annual Financials Included in Form 10-K. Review and discuss with management and the external auditor the annual financial statements, along with any off-balance sheet structures, including disclosures made in management's discussion and analysis of financial condition and results of operations, and recommend to the board whether such disclosures should be included in the company's Annual Report on Form 10-K filed with the Commission or other applicable regulatory filings with regulators.

(iv) Interim Financial Statements. Understand how management prepares interim financial information and the nature and extent of internal and external auditor involvement. Review and discuss with management and the external auditor any interim financial statements, including the results of the external auditor's review of the company's quarterly financial statements, before filing the company's Quarterly Report on Form 10-Q with the Commission or other applicable regulatory filings with regulators.

(v) CEO and CFO Internal Control Disclosures. Review disclosures made to the Committee by the company's Chief Executive Officer and Chief Financial Officer during their certification process for the company's Annual Report on Form 10-K and the company's Quarterly Reports on Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company's internal controls.

(vi) Disclosure Controls. As required by Section 302 of the Sarbanes-Oxley Act of 2002, review and discuss with management and the external auditor and the internal auditors the company's disclosure controls and procedures, any deficiencies in such disclosure controls and procedures, and any fraud.

(vii) External Auditor's Reports. At least annually prior to the filing of the audit report with the Commission (and more frequently if appropriate), review and discuss reports from the external auditor on:

(1) all critical accounting policies and practices to be used,

(2) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor, and

(3) other material written communications between the external auditor and management, such as any management letter or schedules of unadjusted differences.

(viii) SAS Nos. 61 & 90. Review and discuss with management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 relating to conduct of the audit, as amended by Statement on Auditing Standards No. 90.

(ix) Earnings Disclosure. Discuss with management the company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

(x) Audit Committee Report. Prepare the report required by the rules of the Commission (including without limitation Rule 14a-101, Item 7(d)(3) and Regulation S-K, Item 306) to be included in the company's annual proxy statement.

(b) Internal Controls and Risk Management.

(i) Review of Controls. Understand the scope of the external auditor's reviews of internal control over financial reporting, and obtain reports from the external auditor on significant findings and recommendations, together with management's responses.

(ii) Effectiveness of Internal Controls. Consider the effectiveness of the company's internal control systems, including information technology security and control. Beginning with fiscal year 2006 or such later date as the Commission deems appropriate, review management's report on the company's internal control over financial reporting and the related attestation report of the external auditor.

(iii) Financial Risk Exposure. Meet with management to review the company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the company's risk assessment and risk management policies.

(c) Review of External Auditor.

(i) Direct Reporting. Have the external auditor report directly to the Committee.

(ii) Auditor Accountability. Consider the external auditor's ultimate accountability to the Committee and the board, as representatives of the stockholders, when evaluating, and, where appropriate, replacing the external auditor (and in nominating the external auditor to be proposed for stockholder approval in any proxy statement).

(iii) Auditor Quality Control Review. Obtain and review a report from the external auditor regarding its quality control procedures, and material issues raised by the most recent internal quality control review, or peer review, of the external auditor or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more of the independent audits carried out by the external auditor, and any steps taken to deal with any such issues and all relationships between the external auditor and the company.

(iv) Auditor Independence Review. Take, or recommend to the board the taking of, appropriate action to oversee the independence of the external auditor, including actively engaging in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditor.

(v) ISBS No. 1. Obtain and review a formal written statement from the external auditor delineating all relationships between the external auditor and the company, consistent with Independence Standards Board Standard 1.

(vi) Pre-Approval of Audit and Non-Audit Services. Pre-approve all audit and permissible non-audit services to be provided by external auditors (subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act). Consider the appropriateness of the related fees and whether the provision of any services by the independent auditors not related to the audit of the annual financial statements and the review of the interim financial statements included in the Company's Forms 10-Q for such year is compatible with maintaining the auditor's independence. The external auditor shall not provide any non-audit services unless:

(1) the non-audit services are not prohibited non-audit services, as set forth in section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission thereunder;

(2) the Committee approves in advance the provision of permissible non-audit services, as required by the Sarbanes-Oxley Act of 2002 and rules and regulations of the Commission thereunder, and

(3) the company makes complete and adequate disclosure of the services and the approval.

(vii) Auditor Evaluation. Taking into account the opinions of management and the internal auditors, evaluate and present to the board the conclusions of the Committee regarding the qualifications, performance, and independence of the external auditor, including considering whether the auditor's quality controls are adequate and whether permitted non-audit services are compatible with maintaining the auditor's independence.

(viii) Audit Partner Rotation. Ensure the rotation of the audit partners as required by law (including without limitation section 203 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder) and consider whether in order to assure continuing auditor independence it is appropriate to adopt a policy of rotating the external audit firm on a regular basis.

(ix) Hiring of Auditor Personnel. Establish policies concerning the company's hiring of employees or former employees of the external auditor, as required by law (including without limitation section 203 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder) and by applicable listing standards.

(x) Private Meetings. On a regular basis, meet separately with the external auditor to discuss any matters that the Committee or external auditor believes should be discussed privately.

(d) Conduct of Audit.

(i) Pre-Audit Meeting. Meet with the external auditor to discuss the external auditor's proposed audit planning, scope, staffing, and approach, including coordination of its effort with internal audit.

(ii) Management Letter and Audit Issues. Review with the external auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the company's response to that letter. Such review should cover any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(iii) Response to Auditor Discovery of Illegal Acts. Obtain from the external auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

(e) Compliance.

(i) Code of Ethics and Business Conduct. Advise the board with respect to the company's policies and procedures regarding compliance with applicable laws and regulations and with the company's Senior Financial Officer Code of Ethics and any other applicable code of ethics, including review of the process for monitoring compliance and for communicating the Senior Financial Officer Code of Ethics or other applicable code of ethics to company personnel.

(ii) Handling of Complaints. Establish procedures for:

(1) the receipt, retention, and treatment of complaints received by the company from external sources regarding accounting, internal accounting controls, or auditing matters; and

(2) the confidential, anonymous submission by the company's employees of concerns regarding questionable accounting or auditing matters.

(iii) Assess Impact of Third Party Observations. Review and discuss with management and the external auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports, or auditor observations that raise significant issues regarding the company's financial statements or accounting policies.

(iv) Compliance Updates from Management and Counsel. Obtain regular updates from management and company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the company's compliance policies.

(f) Other Responsibilities.

(i) Regularly report to the board about Committee activities, issues, and related recommendations.

(ii) Provide an open avenue of communication between the external auditor and the board.

(iii) Institute and oversee special investigations as needed.

(iv) Review and evaluate any related party transactions, make appropriate recommendations to the board, and review any related disclosures to the Commission.

(v) Annually review and assess the adequacy of this Audit Committee Charter, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

(vi) Annually review the Committee's own performance.

(vii) Review any other reports the company issues that relate to Committee responsibilities.

(viii) Perform other activities related to this Audit Committee Charter as requested by the board.




(1) In accordance with Rule 14a-101, Item 7(d)(3)(iv)(B), we are selecting the definition of independence that is found in the American Stock Exchange Rule 121A. From the date of this charter until December 1, 2004, the three-year look back period referenced in Sections (3)(ii)(1)-(6) above shall be only a one-year look back period, as permitted by the American Stock Exchange Rule 121A.